UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-12

JETBLUE AIRWAYS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JETBLUE AIRWAYS CORPORATION

27-01 Queens Plaza North

Long Island City, New York 11101

March 27, 2013

To our Stockholders:

It is our pleasure to invite you to attend our 2013 annual meeting of stockholders. The meeting will be held at our corporate headquarters located at 27-01 Queens Plaza North, Long Island City, New York, on Thursday, May 9, 2013, beginning at 10:00 a.m. (Eastern Time). You may also attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/jblu, where you will be able to vote electronically and submit questions during the meeting. The following notice of annual meeting of stockholders outlines the business to be conducted at the meeting. Only stockholders of record at the close of business on March 15, 2013 will be entitled to notice of and to vote at the annual meeting.

This year we are again using the Internet as our primary means of furnishing proxy materials to stockholders. Accordingly, most stockholders will not receive copies of our proxy materials. We instead are mailing a notice with instructions for accessing the proxy materials and voting via the Internet (the “Notice of Internet Availability”). We encourage you to review these materials and vote your shares. This delivery method allows us to conserve natural resources and reduce the cost of delivery while also meeting our obligations to you, our stockholders, to provide information relevant to your continued investment in JetBlue. If you received the Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

You may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. If you attend the annual meeting, you may vote your shares at the annual meeting (in person or virtually via the Internet) even if you previously voted your proxy. Please vote as soon as possible to ensure that your shares will be represented and counted at the annual meeting.

Very truly yours,

Dave Barger
President, Chief Executive Officer and Director
On behalf of the Board of Directors of JetBlue Airways Corporation

JETBLUE AIRWAYS CORPORATION

27-01 Queens Plaza North

Long Island City, New York 11101

Notice of Annual Meeting of Stockholders

To be held on May 9, 2013

10:00 a.m. (Eastern Time)

27-01 Queens Plaza North, Long Island City, New York and via the Internet at www.virtualshareholdermeeting.com/jblu.

Items of Business

We are holding the 2013 annual meeting of stockholders for the following purposes:

1.

To elect twelve directors nominated by the Board of Directors to serve until the 2014 annual meeting of stockholders;

2.

To ratify the selection of Ernst & Young LLP (E&Y) as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.

To approve an amendment to the JetBlue Airways Corporation 2011 Crewmember Stock Purchase Plan to change the purchase price formula;

4.

To approve, on an advisory basis, the compensation of our named executive officers; and

5.

To transact such other business as may properly come before the annual meeting and any postponement(s) or adjournment(s) thereof.

The proxy statement describes these items in more detail. As of the date of this notice, we have not received notice of any other matters that may be properly presented at the annual meeting.

Record Date:

March 15, 2013

Voting:

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the annual meeting of stockholders (in person or virtually via the Internet), we urge you to vote and submit your proxy in order to ensure the presence of a quorum. You have the following options for submitting your vote before the 2013 annual meeting: Internet, toll-free telephone, mobile device or mail. If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, such as the ratification of selection of our independent registered public accounting firm (Proposal No. 2), even if the broker does not receive voting instructions from you. Non-routine matters include the election of directors (Proposal No. 1), approval of an amendment to the 2011 Crewmember Stock Purchase Plan to change the purchase price formula (Proposal No. 3) and the advisory vote to approve compensation of our named executive officers (Proposal No. 4). Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters.

Date These Proxy Materials Are First Being Made Available on the Internet:

On or about March 27, 2013

IF YOU PLAN TO ATTEND

Only stockholders and certain other permitted attendees may attend the annual meeting. Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the annual meeting will be on a first-come, first-serve basis. Registration will begin at 9:00 a.m. Either an admission ticket or proof of ownership of JetBlue stock, as well as a form of government-issued photo identification, such as a driver’s license or passport, must be presented in order to be admitted to the annual meeting. If you are a stockholder of record, your admission ticket is attached to your proxy card. Stockholders holding stock in an account at a brokerage firm, bank, broker-dealer, or other similar organization (“street name” holders) will need to bring a copy of a brokerage statement reflecting their stock ownership as of the record date. No cameras, recording equipment, electronic devices, use of cell phones, Blackberry phones or other smart phones, large bags or packages will be permitted at the annual meeting.

By order of the Board of Directors

James G. Hnat
General Counsel and Corporate Secretary

March 27, 2013

Long Island City, New York

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2013

The notice of annual meeting, the proxy statement and our fiscal 2012 annual report to stockholders are available on our website at http://investor.jetblue.com. Additionally, in accordance with Securities and Exchange Commission rules, you may access our proxy materials at www.proxyvote.com.

Table of Contents

PROXY STATEMENT 2013 ANNUAL MEETING OF STOCKHOLDERS	7
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	7
PROPOSAL 1	ELECTION OF DIRECTORS	10
CORPORATE GOVERNANCE PRACTICES	14
BOARD MEETINGS AND BOARD COMMITTEE INFORMATION	17
DIRECTOR COMPENSATION	20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS	21
PROPOSAL 2	TO RATIFY THE SELECTION OF ERNST & YOUNG LLP	23
AUDIT COMMITTEE REPORT	24
PROPOSAL 3	TO APPROVE AN AMENDMENT TO THE JETBLUE AIRWAYS CORPORATION	25
PROPOSAL 4	TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	29

COMPENSATION DISCUSSION AND ANALYSIS	30
COMPENSATION COMMITTEE REPORT	40
SUMMARY COMPENSATION TABLE	41
GRANTS OF PLAN-BASED AWARDS	42
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	43
OPTION EXERCISES AND STOCK VESTED	44
OTHER MATTERS	49
ADDITIONAL INFORMATION	49

2013 Proxy Statement – Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

GENERAL INFORMATION

(see pages 7-10)

Meeting: Annual Meeting of Stockholders

Date: May 9, 2013

Time: 10:00 a.m. (Eastern Time)

Place: 27-01 Queens Plaza North, Long Island City, New York and via the Internet at www.virtualshareholdermeeting.com/jblu.

Record Date: March 15, 2013

Stock Symbol: JBLU

Exchange: NASDAQ

Common Stock Outstanding as of Record Date: 281,515,596

Registrar & Transfer Agent: Computershare

State of Incorporation: Delaware

Corporate Headquarters: 27-01 Queens Plaza North,

Long Island City, NY 11101

Corporate Website: www.jetblue.com

Investor Relations Website: http://investor.jetblue.com/

2014 Annual Meeting Deadline for Stockholder Proposals: November 27, 2013

EXECUTIVE COMPENSATION

(see pages 30-48)

CEO: Dave Barger (age: 55, tenure as CEO 6 years)

CEO 2012 Total Direct Compensation: $2,515,373

•

Base Salary: $600,000

•

Annual Incentive Bonus: $276,300

•

Long-Term Equity: $1,625,000 RSUs

Employment Agreement: Yes (through 2015)

Clawback Policy: Yes

Tax Gross Up Policy: No new agreements going forward

Stock Ownership Guidelines: 3x base salary for CEO, 1x base salary for other named executive officers

Director Nominees: 12

•

One management-employee

•

Two affiliates

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Nine independent

Director Term: One year

Election Standard for Director Election: Majority of votes cast

Supermajority Vote Requirements: No

Board Meetings in 2012: 5

Standing Board Committees (Meetings in 2012):

•

Audit Committee: 9

•

Compensation Committee: 6

•

Corporate Governance & Nominating Committee: 5

•

Airline Safety Committee: 4

ITEMS OF BUSINESS:

1.

Election of Directors

2.

Ratification of Appointment of Independent Registered Public Accounting Firm (Ernst & Young LLP)

3.

Approval of an amendment to the 2011 Crewmember Stock Purchase Plan to change the purchase price formula

4.

Approval, on an advisory basis, of the compensation of our named executive officers

JETBLUE AIRWAYS CORPORATION – 2013 Proxy Statement   6

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PROXY STATEMENT 2013 ANNUAL MEETING OF STOCKHOLDERS

We are making this proxy statement available to you on or about March 27, 2013 in connection with the solicitation of proxies by our Board of Directors for the JetBlue Airways Corporation 2013 annual meeting of stockholders. At JetBlue and in this proxy statement, we refer to our employees as crewmembers. Also in this proxy statement, we sometimes refer to JetBlue as the “Company,” “we” or “us,” and to the 2013 annual meeting of stockholders as the “annual meeting.” When we refer to the Company’s fiscal year, we mean the annual period ending on December 31 of the stated year. Information in this proxy statement for 2012 generally refers to our 2012 fiscal year, which was from January 1 through December 31, 2012.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the record date?

The record date for the annual meeting is March 15, 2013. On the record date, there were 281,515,596 shares of our common stock outstanding and there were no outstanding shares of any other class of stock.

Who is entitled to vote?

Only stockholders of record at the close of business on March 15, 2013 are entitled to vote at the 2013 annual meeting of stockholders and any postponement(s) or adjournments thereof. Holders of shares of common stock as of the record date are entitled to cast one vote per share on all matters.

How do I vote?

Registered holders may vote:

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By Internet: go to www.proxyvote.com;

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By toll-free telephone: call 1-800-690-6903;

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By mobile device; or

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By mail (if you received a paper copy of the proxy materials by mail): mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

How will my shares be voted at the annual meeting?

Proxies will be voted as instructed by the stockholder or stockholders granting the proxy. Unless contrary instructions are specified, if the proxy is completed and submitted (and not revoked) prior to the annual meeting, the shares of JetBlue common stock represented by the proxy will be voted:

•

FOR the election of each of the twelve director candidates nominated by the Board of Directors;

•

FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013

•

FOR approval of an amendment to the 2011 Crewmember Stock Purchase Plan to change the purchase price formula;

•

FOR advisory approval of the compensation of our named executive officers; and

•

in accordance with the best judgment of the named proxies on any other matters properly brought before the annual meeting and any postponement(s) or adjournment(s) thereof.

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What can I do if I change my mind after I vote?

Any proxy may be revoked at any time prior to its exercise at the 2013 annual meeting of stockholders. A stockholder who delivers an executed proxy pursuant to this solicitation may revoke it at any time before it is exercised by (i) executing and delivering a later-dated proxy card to our corporate secretary prior to the annual meeting; (ii) delivering written notice of revocation of the proxy to our corporate secretary prior to the annual meeting; (iii) voting again by telephone, by mobile device or over the Internet prior to 11:59 p.m., Eastern Time, on May 8, 2013; or (iv) attending and voting in person at the annual meeting. Attendance at the annual meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares through a broker, bank, or other nominee, you may revoke any prior voting instructions by contacting that firm or by voting in person via legal proxy at the annual meeting.

What is a quorum?

To carry on the business of the annual meeting, a minimum number of shares, constituting a quorum, must be present. The quorum for the annual meeting is a majority of the votes represented by the outstanding common stock of the Company. This majority may be present in person or represented by proxy. Abstentions and “broker non-votes” (which are explained below) are counted as present to determine whether there is a quorum for the annual meeting.

What are broker non-votes?

A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. “Broker non-votes” are not counted as votes for or against the proposal in question or as abstentions. If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, such as the ratification of selection of our independent registered public accounting firm (Proposal No. 2), even if the broker does not receive voting instructions from you. Non-routine matters include the election of directors (Proposal No. 1), approval of an amendment to the 2011 Crewmember Stock Purchase Plan to change the purchase price formula (Proposal No. 3) and the advisory vote to approve the compensation of our named executive officers (Proposal No. 4). Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters.

What vote is required to adopt each of the proposals?

Proposal 1: Election of Directors

If a quorum is present, a nominee for election to a position on the Board of Directors will be elected by a majority of the votes cast at the meeting. This means that each nominee receiving more than fifty percent of the votes cast will be elected director; however, a director who fails to receive more than fifty percent of the votes cast for reelection at the next annual meeting of stockholders at which he or she faces reelection is required to tender his or her resignation to the Board and the Board may either accept the resignation or disclose its reasons for not doing so in a report filed with the SEC within 90 days of the certification of election results. As discussed above, if your broker holds shares in your name and delivers this Proxy Statement to you, the broker is not entitled to vote your shares on this proposal without your instructions. Abstentions and broker non-votes are not counted as votes cast.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on this proposal, is required to ratify the selection of the independent registered public accounting firm. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal. Broker non-votes will be counted as present and entitled to vote on the proposal. When voting your proxy, the proxy holders will vote for this proposal unless you instruct otherwise.

Proposal 3: Approval of an amendment to the 2011 Crewmember Stock Purchase Plan To Change the Purchase Price Formula

The affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the amendment to change the purchase price formula to our 2011 Crewmember Stock Purchase Plan. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against this amendment. Broker non-votes will not be counted as present and are not entitled to vote on this proposal.

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Proposal 4: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers

The affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the advisory vote on executive compensation. When voting your proxy, the proxy holders will vote for this proposal unless you instruct otherwise. The results of this vote are not binding on the Board, whether or not the proposal is passed. In evaluating the stockholder vote on an advisory proposal, the Board will consider the voting results in their entirety. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

How do I vote my 401(k) plan shares?

If you are a stockholder through participation in the JetBlue 401(k) Retirement Plan, the proxy also serves as voting instructions to the plan trustees. The plan trustees will cause allocated shares held under the plan, for which the trustees have not received direction, to be present at the meeting for purposes of determining a quorum but not voted in respect of any matter to come before the annual meeting.

How do foreign owners vote?

To comply with restrictions imposed by federal law on foreign ownership of U.S. airlines, our Amended and Restated Certificate of Incorporation and our Amended Consolidated Fifth Amended and Restated Bylaws (the “Bylaws”) restrict foreign ownership of shares of our common stock. The restrictions imposed by federal law currently require that no more than 25% of our voting stock be owned or controlled, directly or indirectly, by persons who are not United States citizens. Our Bylaws provide that no shares of our common stock may be voted by or at the direction of non-U.S. citizens unless such shares are registered on a separate stock record, which we refer to as the foreign stock record. Our Bylaws further provide that no shares of our common stock will be registered on the foreign stock record if the amount so registered would exceed the foreign ownership restrictions imposed by federal law. Any holder of JetBlue common stock who is not a United States citizen and has not registered its shares on the foreign stock record maintained by us will not be permitted to vote its shares at the annual meeting. The enclosed proxy card contains a certification that by signing the proxy card or voting by telephone or electronically, the stockholder certifies that such stockholder is a United States citizen as that term is defined in the Federal Aviation Act or that the shares represented by the proxy card have been registered on our foreign stock record. As of the March 15, 2013 record date for the annual meeting, shares representing less than 25% of our total outstanding voting stock are registered on the foreign stock record.

Under Section 40102(a)(15) of the Federal Aviation Act, the term “citizen of the United States” is defined as: (i) an individual who is a citizen of the United States, (ii) a partnership each of whose partners is an individual who is a citizen of the United States, or (iii) a corporation or association organized under the laws of the United States or a state, the District of Columbia or a territory or possession of the United States of which the president and at least two-thirds of the Board of Directors and other managing officers are citizens of the United States, and in which at least 75% of the voting interest is owned or controlled by persons that are citizens of the United States.

Who pays for soliciting the proxies?

We pay the cost of soliciting the proxies. In addition, our directors, officers and associates may, without additional compensation, also solicit proxies by mail, telephone, personal contact, facsimile or through similar methods. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.

Will the annual meeting be webcast?

Yes. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/jblu, where you will be able to vote electronically and submit questions during the meeting. The audio broadcast will be archived on that website for at least 120 days.

What is “householding” and how does it affect me?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement or annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, please notify us by sending a written request to Investor Relations, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101 or by calling us at (718) 709-3084. You may also notify us to request delivery of a single copy of our annual report or proxy statement if you currently share an address with another stockholder and are receiving multiple copies of our annual report or proxy statement.

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Is there a list of stockholders entitled to vote at the annual meeting?

The names of stockholders entitled to vote at the annual meeting will be available at the annual meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. (Eastern Time), at our principal executive offices at 27-01 Queens Plaza North, Long Island City, New York 11101, by contacting our General Counsel, James Hnat.

How are abstentions and broker non-votes counted?

A “broker non-vote” occurs when a broker, bank or other nominee that holds our common stock for a beneficial owner returns a proxy to us but cannot vote the shares it holds as to a particular matter because it has not received voting instructions from the beneficial owner and the matter to be voted on is not “routine”, as discussed above. Abstentions and broker non-votes are not treated as votes cast on a proposal. Therefore, an abstention or broker non-vote generally will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval, though they will be counted as present at the annual meeting in determining the presence of a quorum.

What if I return my proxy but do not provide voting instructions?

If you hold your shares directly in your own name, and you sign and return your proxy card (including over the Internet or by telephone) but do not include voting instructions, your proxy will be voted as the Board recommends on each proposal.

When will the voting results be announced?

We will announce preliminary voting results at the annual meeting. We will report final results on our website at www.jetblue.com and in a filing with the SEC on a Form 8-K.

PROPOSAL 1    ELECTION OF DIRECTORS

There are currently eleven members of our Board of Directors. If all of our incumbent directors and the new nominee receive a vote of 50% or more, our Board will have twelve members following the annual meeting. Mr. Gemkow, formerly affiliated with Deutsche Lufthansa AG, is now Chief Executive Officer of Haniel & Cie, GmbH. He will be standing for election as an independent director at our 2013 annual meeting since he is no longer affiliated with Deutsche Lufthansa AG. Thomas Winkelmann is standing for election as Lufthansa’s nominee at our 2013 annual meeting. In approving this nomination, the Board considered the recommendation of the Corporate Governance and Nominating Committee and evaluated Mr. Winkelmann’s professional experience, skills and qualifications in light of the Board’s overall composition, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds and determined that he would be a valuable member of the Board. Assuming the election of all nominees, immediately following the annual meeting, our Board of Directors will consist of twelve directors. Each director’s term will expire at the annual meeting. As discussed in greater detail below, the Board is recommending that you reelect all of the current directors and our nominees for a one year term.

Based on the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has nominated David Barger, Peter Boneparth, Jens Bischof, David Checketts, Stephan Gemkow, Virginia Gambale, Ellen Jewett, Stanley McChrystal, Joel Peterson, Ann Rhoades and Frank Sica, each a current director of the Company, and Thomas Winkelmann, a new nominee, each to be elected as a director of the Company to serve on our Board of Directors until the 2014 annual meeting of stockholders or until such time as until their respective successors have been duly elected and qualified. If elected, each of the nominees will serve until the next annual meeting of stockholders to be held in 2014, or until such time as their respective successors have been duly elected and qualified or until his or her prior death, disability, resignation, retirement, disqualification or removal from office.

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We do not know of any reason why any nominee named in this proxy statement would be unable or unwilling to serve as a director if elected. If any nominee is unable or unwilling to serve as a director if elected, the shares of common stock represented by all valid proxies will be voted at the annual meeting for the election of such substitute as the Board may recommend. The Board may reduce the number of directors to eliminate the vacancy or the Board may fill the vacancy at a later date after selecting an appropriate nominee. If a quorum is present, a nominee for election to a position on the Board of Directors will be elected by a majority of the votes cast at the meeting. This means that each nominee receiving more than fifty percent of the votes cast will be elected director; however, a director who fails to receive more than fifty percent of the votes cast for reelection at the next annual meeting of stockholders at which he or she faces reelection is required to tender his or her resignation to the Board and the Board may either accept the resignation or disclose its reasons for not doing so in a report filed with the SEC within 90 days of the certification of election results.

The Board of Directors Recommends That Stockholders Vote “FOR” Each Nominee

Nominees for Director

Name	Age	Position(s) with the Company	Director Since	Independent (Y/N)	Standing Committee Memberships
David Barger	55	President, Chief Executive Officer and Director	2001	N	Safety
Jens Bischof	47	Director	2011	N	Safety
Peter Boneparth	53	Director	2008	Y	Audit
David Checketts	57	Director	2000	Y	Compensation
Virginia Gambale	53	Director	2006	Y	Audit
Stephan Gemkow	53	Director	2008	Y
Ellen Jewett	54	Director	2011	Y	Audit
Stanley McChrystal	58	Director	2010	Y	Compensation, Safety, G&N
Joel Peterson	65	Chairman of the Board	1999	Y	G&N
Ann Rhoades	68	Director	2001	Y	Compensation
Frank Sica	62	Vice Chairman of the Board	1998	Y	Safety, G&N
Thomas Winkelmann	53	Nominee	--	N

Director Qualifications and Biographical Information

Our Board is composed of a diverse group of leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Other directors have experience at academic institutions, which brings unique perspectives to the Board. Further, each of the Company’s directors has other specific qualifications that make them valuable members of our Board, such as financial literacy, talent and brand management, customer service experience and crewmember relations, as well as other experience that provides insight into issues faced by us.

The Board reviews diversity of viewpoints, background, experience, accomplishments, education and skills when evaluating nominees. The Board believes this diversity is demonstrated in the range of experiences, attributes and skills of the current members of the Board. The Board believes that such diversity is important because it provides varied perspectives, which promotes active and constructive discussion among Board members and between the Board and management, resulting in more effective oversight of management’s formulation and implementation of strategic initiatives. The Board believes that directors should contribute positively to the existing chemistry and collaborative culture among the Board members. The Board also believes that its members should possess a commitment to the success of the Company, proven leadership qualities, sound judgment and a willingness to engage in constructive debate. While we have no formal policy on director diversity, the Corporate Governance and Nominating Committee seeks to attract and retain directors who have these qualities to achieve an ultimate goal of a well-rounded Board that functions well as a team, something which is critically important to the Company. In determining whether an incumbent director should stand for reelection, the Corporate Governance and Nominating Committee considers the above factors, as well as that director’s personal and professional integrity, attendance, preparedness, participation and candor, the individual’s satisfaction of the criteria for the nomination of directors set forth in our Corporate Governance Guidelines and other relevant factors as determined by the Board. Periodically, the Corporate Governance and Nominating Committee reviews the Company’s short- and long-term business plans to gauge what additional current and future skills and experience may be required of the Company’s Board and any future Board candidates. The Corporate Governance and Nominating Committee seeks to use the results of the assessment process as it identifies and recruits potential director candidates.

Mr. Barger is our President and Chief Executive Officer. He has served as our Chief Executive Officer since May 2007 and our President since June 2009. He previously served as our President from August 1998 until September 2007, and as our Chief Operating Officer from August 1998 until March 2007. Mr. Barger is a member of the team that founded JetBlue. Mr. Barger is on the Foundation Governance Council and the Board of Governors of the Flight Safety Foundation, and serves as the chair of Pencil, a non-profit organization devoted to improving public education in New York City. Mr. Barger serves on the Board of A4A, a US airline industry association, and on the Board of Governors of the International Air Transport Association, IATA, an international trade association. Mr. Barger also serves on the boards of the New York Restoration Project and the USO of New York. Mr. Barger does not presently serve on other U.S. public company boards and has not served on another U.S. public company board within the past five years. As a senior airline executive, Mr. Barger’s qualifications and experience include over 30 years of experience operating in NY area airspace, knowledge of the competitive landscape, talent management and crewmember relations experience.

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Mr. Bischof has been a Member of the Lufthansa German Airlines Board since April 2011. His area of responsibility within the Board is Sales, Revenue Management and International Operations. Mr. Bischof has been with Deutsche Lufthansa AG since 1990. He worked in various positions in cargo operations and in corporate procurement before he was appointed Vice President, Corporate Procurement and Supply Management in 2000. In 2005 and 2006 he led the post-merger integration of SWISS Intl. Airlines into the Lufthansa Group. As of September 2006 through March, 2011 he served as Vice President, The Americas and was responsible for all commercial activities of Deutsche Lufthansa AG in North and South America. Mr. Bischof is being nominated to our Board of Directors in connection with Deutsche Lufthansa AG’s purchase of approximately 19% of our common stock in 2008. As a senior airline executive, Mr. Bischof’s qualifications and experience include sales, marketing, revenue management, airline operations, cargo operations, procurement as well as general airline industry knowledge.

Mr. Boneparth has been a Senior Advisor of Irving Capital Partners, a private equity group, since February 2009. He served as president and CEO of the Jones Apparel Group from 2002 to 2007. Mr. Boneparth is a director of Kohl’s Corporation. Within the past five years, Mr. Boneparth also served as a director of Jones Apparel Group Inc. As a senior retail executive, Mr. Boneparth’s qualifications and experience include finance and investment experience, talent management, international business experience, knowledge of brand enhancement and customer service, oversight of risk management and crewmember relations.

Mr. Checketts was named Chairman and Chief Executive Officer of Legends Hospitality Management (in which his Checketts Partners Investment Fund holds an equity stake) in mid-2012. Mr. Checketts also oversees SCP Worldwide, a New York based investment firm formed in 2001 that focuses on sports, media and entertainment assets. From 1994 to 2001, Mr. Checketts was President and Chief Executive Officer of Madison Square Garden Corporation. From 1991 to 1994, Mr. Checketts was the President of the New York Knicks professional basketball team. From 1990 to 1991, he was Vice President of Development for the National Basketball Association. From 1984 to 1990, Mr. Checketts was President of the Utah Jazz professional basketball team. As an investor and Chairman of an investment firm, Mr. Checketts’ qualifications and experience include business operations, finance and investment experience, knowledge of our competitive landscape, and experience with customer service, brand and talent management.

Ms. Gambale has been a Managing Partner of Azimuth Partners LLC, a strategic and advisory firm in the field of technology and data communications solutions, since 2003. Prior to starting Azimuth Partners, Ms. Gambale was a Partner at Deutsche Bank Capital and ABS Ventures from 1999 to 2003. Prior to that, she held the position of Chief Information Officer at Bankers Trust Alex Brown and Merrill Lynch. Ms. Gambale serves on the NACD Risk Oversight Advisory Council. Within the past five years, Ms. Gambale served as a director of Piper Jaffray Companies and Motive, Inc. As a former Chief Information Officer and a partner at a firm involved with technology and data communications, Ms. Gambale’s qualifications and experience include the management of large scale, high transaction volume systems and technology infrastructure, as well as investing in innovative technologies and developing the ability to adapt and grow these technologies to significantly enhance the performance of operations, risk management and delivery of new products.

Mr. Gemkow became the Chief Executive Officer of Franz Haniel & Cie. GmbH in August 2012. Previously, he was a member of the Deutsche Lufthansa AG Executive Board and its Chief Financial Officer, serving in that capacity since June 2006. Mr. Gemkow joined Deutsche Lufthansa AG in 1990, working in various management capacities before serving as Senior Vice President Group Finance from July 2001 until January 2004. Then Mr. Gemkow joined the Executive Board of Lufthansa Cargo AG, where he was responsible for Finance and Human Resources. He is a member of the Exchange Experts Commission advising the German Federal Ministry of Finance. Mr. Gemkow was appointed to our Board of Directors in connection with Deutsche Lufthansa AG’s purchase of approximately 19% of our common stock in 2008. Mr. Gemkow is now standing for reelection as independent member of our Board of Directors, since he is no longer affiliated with Deutsche Lufthansa AG. Until May 2011, Mr. Gemkow served on the Board of GfK SE, a public company in Germany. Currently, Mr. Gemkow is also Chairman of the Supervisory Boards of Celesio AG and TAKKT AG as well as Member of the Supervisory Board of Evonik Industries AG and the Board of Directors of Amadeus IT Holding S.A. As the former Chief Financial Officer of an international airline, Mr. Gemkow’s experience and qualifications include finance and investment experience, airline operational experience, knowledge of the competitive landscape, experience with government and regulatory affairs, risk management, including commodities risk, customer service and brand enhancement, international experience and general airline industry knowledge.

Ms. Jewett has been a Managing Director Head of Government and Infrastructure for BMO Capital Markets in the Public Finance Group covering airports and infrastructure since 2010. Before retiring from Goldman, Sachs & Co. in 2009, she spent more than 20 years at the firm specializing in airport infrastructure financing, most recently serving as head of the public sector transportation group, and previously, as head of the airport finance group. Ms. Jewett is a Member of the Citizens Budget Commission and serves as the Vice Chair of the Board at Wesleyan University. As a finance professional, Ms. Jewett’s qualifications and experience include domestic and international finance, business and investment experience, talent management and experience in the areas of airports and infrastructure.

General (Ret.) McChrystal is a retired 34-year U.S. Army veteran of multiple wars. Gen. McChrystal commanded the U.S. and NATO’s security mission in Afghanistan, served as the director of the Joint Staff and was the Commander of Joint Special Operations Command, where he was responsible for the nation’s deployed military counter terrorism efforts. Gen. McChrystal is a graduate of the United States Military Academy at West Point, the United States Naval Command and Staff College and was a military fellow at both the Council on Foreign Relations and the Kennedy School of Government at Harvard University. The General is currently teaching a seminar on leadership at the Jackson Institute for Global Affairs at Yale University and serves alongside his wife Annie on the Board of Directors for the Yellow Ribbon Fund, a non-profit organization committed to helping wounded veterans and their families. Gen. McChrystal is a director of Navistar International Corp. and serves on their Finance Committee. He also serves as Chairman of the board of Siemens Government Technologies, Inc., a wholly-owned indirect subsidiary and a Federal Business Entity of Siemens AG, since December 2011. Since August 2011, he has served as a member of the Board of Advisors of General Atomics, a world leader of resources for high-technology systems ranging from the nuclear fuel cycle to remotely operated surveillance aircraft, airborne sensors, and advanced electric, electronic, wireless and laser technologies, and on the board of Knowledge International. As a former senior military leader, Mr. McChrystal has experience in logistics, air traffic issues, talent management and experience with government and regulatory affairs.

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Mr. Peterson is the founding partner of Peterson Partners, LLP, a private equity firm he founded in 1995. He is also the founding partner of Peterson Ventures, which manages a portfolio of small, early-stage investments and Whitman I Peterson, a real estate investment fund founded in 2008. From 1973 through 1990, Mr. Peterson served in several positions at Trammell Crow Company, a commercial real estate development company, including Chief Executive Officer from 1988 through 1990 and Chief Financial Officer from 1977 to 1985. Mr. Peterson has taught at the Stanford Graduate School of Business since 1992 where he is the Robert L. Joss Consulting Professor of Management and has served as a director for the Center for Leadership Development and Research and on the Advisory Council to the School. As well, he is an overseer for the Hoover Institution, a policy think tank at Stanford, and serves on the board of Ladder Capital Finance and Franklin Covey. As a private equity investor and former Chief Executive Officer and Chief Financial Officer of a commercial real estate company, Mr. Peterson’s qualifications and experience include knowledge of real estate, customer service, talent management and leadership development.

Ms. Rhoades has served as the President of PeopleInk, Inc., a human resources consulting firm, since its inception in 1999. From 1999 through 2002, Ms. Rhoades served as our Executive Vice President, People. From 1995 to 1999, Ms. Rhoades was the Executive Vice President, Team Services for Promus Hotel/DoubleTree Hotels Corporation. From 1989 to 1995, Ms. Rhoades was the Vice President, People for Southwest Airlines. Ms. Rhoades is a director of P. F. Chang’s China Bistro, Inc. Within the past five years, Ms. Rhoades also served as a director of Restoration Hardware, Inc. As the president of a human resources consulting firm and a former airline executive, Ms. Rhoades’ qualifications and experience include knowledge of our competitive landscape, experience in areas of customer service, talent management, brand enhancement and crewmember relations.

Mr. Sica has served as a Managing Partner at Tailwind Capital, a private equity firm, since 2006. From 2004 to 2005, Mr. Sica was a Senior Advisor to Soros Private Funds Management. During that period Mr. Sica was also President of Menemsha Capital Partners, Ltd., a private investment firm. From 2000 to 2003, Mr. Sica was President of Soros Private Funds Management LLC, which oversaw the direct real estate and private equity investment activities of Soros. In 1998, Mr. Sica joined Soros Fund Management, where he was a Managing Director responsible for Soros’ private equity investments. From 1988 to 1998, Mr. Sica was a Managing Director in Morgan Stanley’s Merchant Banking Division. In 1996, Mr. Sica was elevated to Co-CEO of Morgan Stanley’s Merchant Banking Division. From 1974 to 1977, Mr. Sica was an officer in the U.S. Air Force. Mr. Sica is a director of CSG Systems International, Inc., Safe Bulkers, Inc. and Kohl’s Corporation. Within the past five years, Mr. Sica also served as a director of Emmis Communications Corp. and NorthStar Realty Finance Corporation. As a private equity investor, Mr. Sica’s qualifications and experience include finance and investment experience, talent management, experience in the areas of real estate, technology, risk management oversight (including commodities risk), general airline industry knowledge and international business and finance experience.

Mr. Winkelmann has been Chief Executive Officer of Germanwings GmbH since September 2006. Previously, he served as Vice-President of the Americas for Lufthansa German Airlines. Mr. Winkelmann has held senior management positions for Lufthansa in the United States since 1998. He started as Manager of Area Management Latin America and the Caribbean. Since September 2000, as Vice-President of the Americas based in New York, Mr. Winkelmann has been responsible for the entire Lufthansa organization in North and South America. His responsibilities included all operative functions, sales, marketing and the stations. Moreover, he was a member of the Executive Board of Eurowings Luftverkehrs AG from 2006-2008. Before joining Lufthansa in 1998, Mr. Winkelmann held management positions, among others, at Deutsche Reisebüro GmbH and at Kaufhof AG in Germany and in the US. Mr. Winkelmann is being nominated to our Board of Directors in connection with Deutsche Lufthansa AG’s purchase of approximately 19% of our common stock in 2008 as a Lufthansa nominee. As a senior airline executive, Mr. Winkelmann’s qualifications and experience include sales, marketing, revenue management, airline operations, knowledge of Latin American and the Caribbean as well as general airline industry knowledge.

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CORPORATE GOVERNANCE PRACTICES

Majority of Independent Directors

We have a majority of independent directors serving on our Board. We currently have only one employee director, Mr. Barger, our Chief Executive Officer and President, and one affiliated director, Mr. Bischof, on the Board of eleven members. As a designee of Deutsche Lufthansa AG, Mr. Bischof is not independent. As described under “Proposal 1 Election of Directors” above, Mr. Winkelmann, whose nomination was approved by our Board, will be standing for election as another designee of Deutsche Lufthansa AG at our 2013 annual meeting. As such, he is not independent.

Separation of Chairman of the Board and Chief Executive Officer—Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. We believe that the interests of the Company and our stockholders are best served by separating the positions of Chief Executive Officer and Chairman of the Board. We believe this governance structure empowers both the Board of Directors and the Chief Executive Officer, and promotes balance between the authority of those who oversee our business and those who manage it on a day-to-day basis. In our independent Chairman, our Chief Executive Officer has a counterpart who can be a thought partner. We believe this corporate structure also permits the Board of Directors to have a healthy dynamic that enables them to function to the best of their abilities, individually and as a unit. Nevertheless, the Board recognizes that it is important to retain the organizational flexibility to determine whether the roles of the Chairman of the Board and Chief Executive Officer should be separated or combined in one individual and that, given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. The Board may periodically evaluate whether the Board leadership structure should be changed in light of specific circumstances applicable to us.

Annual Elections of Board Members

JetBlue’s Bylaws provide that directors are elected annually.

Majority Vote Policy

Our Board of Directors is elected by a majority of the votes cast in an uncontested election. The majority vote standard requires that a director nominee receive a majority of the votes cast in an uncontested election in order to be formally elected.

Removal of Supermajority Provisions from our Charter Documents

As approved by our stockholders, we removed supermajority voting requirements from our Bylaws in order to give our stockholders a more meaningful vote in various corporate matters.

Executive Compensation Practices

We strive for transparent and balanced compensation packages, as discussed more fully in the Compensation Discussion and Analysis, which starts on page 30.

Stock Ownership Guidelines

Our directors hold their equity compensation until their retirement from our Board. Our Corporate Governance and Nominating Committee adopted stock ownership requirements for management: 3x base salary for our CEO and 1x base salary for our other named executive officers, to be implemented and met over a five year window.

Retirement and Pension Practices

We do not provide our executives with significant post-employment retirement or pension benefits. We sponsor a retirement plan with a 401(k) component for all of our crewmembers.

Environmental, Sustainability and Corporate Social Responsibility Practices

Our sustainability strategy focuses on long-term change through education and engagement. This includes recycling programs to address our waste-stream and carbon foot printing, reduction and offsetting. Our Corporate Social Responsibility and Sustainability programs include planting trees to improve air quality in our hometown communities and hosting reading programs. We engage in a variety of community initiatives involving business partners and crewmembers including, for example, building playgrounds, making and donating quilts to children in hospitals and donating books to the communities in which we live and work. We regularly issue Global Reporting Initiative compliant Responsibility Reports, all of which are publically available for comment. More information on these efforts is available at http://www.jetblue.com/green.

Corporate Governance Guidelines

We have adopted governance guidelines to help us maintain the vitality of our Board, including areas relating to Board and committee composition, annual meeting attendance, stockholder communication with the Board, qualifications and director candidate selection process including our policy on consideration of candidates recommended by stockholders and our Code of Business Conduct and our values—Safety, Caring, Integrity, Fun and Passion. The Corporate Governance Guidelines cover a number of other matters, including the Board’s role in overseeing executive compensation, compensation and expenses for non-management directors, communications between shareholders and directors, Board committee structures and assignments and review and approval of related person transactions. These guidelines are available at http://investor.jetblue.com.

Code of Business Conduct

We are committed to operating our business with high levels of accountability, integrity and responsibility. The Code of Business Conduct governs our affairs and is a means by which we commit ourselves to conduct our business in an honest and ethical manner. The Code governs the members of our Board of Directors and our crewmembers and includes provisions relating to how we strive to deal with each other, our business partners, our investors and the public. The Code provides for granting of a waiver of the Code of Business Conduct if approved. Any waiver that is granted, and the basis for granting the waiver, will be publicly communicated as appropriate, including posting on our website, as soon as practicable. We granted no waivers under our Code of Business Conduct in 2012. The Code of Business Conduct is posted on our website at http://investor.jetblue.com. The Code is available at http://investor.jetblue.com. We intend to post any amendments and any waivers of our Code of Business Conduct on our website within four business days.

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Stockholder Communications with the Board of Directors

Stockholders may communicate with our Board of Directors by sending correspondence to the JetBlue Board of Directors, c/o Corporate Secretary, JetBlue Airways Corporation 27-01 Queens Plaza North, Long Island City, New York 11101. The name of any specific intended director should be noted in the correspondence. Our Corporate Secretary will forward such correspondence to the intended recipient or as directed by such correspondence; however, our Corporate Secretary, prior to forwarding any correspondence, has the authority to disregard any communications he deems to be inappropriate, or to take any other appropriate actions with respect to such inappropriate communication. The Corporate Governance and Nominating Committee approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to our Board of Directors, as set forth in our Governance Guidelines.

Any interested party, including any employee, may make confidential, anonymous submissions regarding questionable accounting or auditing matters or internal accounting controls and may communicate directly with the Chairman by letter to the above address, marked for the attention of the Chairman. Any written communication regarding accounting, internal accounting controls or other financial matters are processed in accordance with procedures adopted by the Audit Committee.

Board Oversight of Risk

Our Board of Directors oversees the management of risks inherent in the operation of the Company’s businesses and the implementation of its strategic plan. The Board of Directors performs this oversight role by relying on several different levels of review. In connection with its reviews of the operations of the Company’s business and corporate functions, the Board addresses the primary risks associated with those units and functions. In addition, the Board reviews the risks associated with the Company’s strategic plan at an annual strategic planning session and periodically throughout the year as part of its consideration of the strategic direction of the Company. Each of the Board’s committees also oversees the management of Company risks that fall within that commitee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. In addition, the Board monitors the ways in which the Company attempts to prudently mitigate risks, to the extent reasonably practicable and consistent with the Company’s long-term strategy.

The Company has an enterprise risk management program. The Audit Committee oversees the operation of the Company’s enterprise risk management program, including the identification of the primary risks to the Company’s business and interim updates of those risks, and periodically monitors and evaluates the primary risks associated with particular business units and functions. The Company’s Director Corporate Audit assists management in identifying, evaluating and implementing risk management controls and methodologies to address identified risks. In connection with its risk management role, at each of its meetings the Audit Committee meets privately with representatives from the Company’s independent registered public accounting firm, the Company’s Vice President – Audit and Financial Planning & Analysis and the Company’s General Counsel. The Audit Committee provides reports to the Board which describe these activities and related conclusions. The Audit Committee periodically reports to the Board the results of the enterprise risk management program and activities of management’s risk committee.

As part of its oversight of the Company’s executive compensation program, the Compensation Committee considers the impact of the Company’s executive compensation program, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. Our management, with the Compensation Committee, reviews our compensation policies and procedures, including incentives that may create and factors that may reduce the likelihood of excessive risk taking, to determine whether such incentives and factors present a significant risk to the Company.

Related Party Transaction Policy

We have established written policies and procedures that require approval or ratification by our Audit Committee of any transaction in excess of $120,000, which involves a “Related Person’s” entry into an “Interested Transaction” (as such terms are defined in the policy). As defined in our policy, an Interested Transaction is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) the Company is a participant, and (iii) any Related Person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity). A “Related Person” is defined as any (i) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if he or she does not presently serve in that role) an executive officer, director or nominee for election as a director, (ii) greater than 5 percent beneficial owner of the Company’s common stock, or (iii) immediate family member of any of the foregoing. Immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee). Our policies and procedures further provide that only disinterested directors are entitled to vote on any Interested Transaction presented for Audit Committee approval.

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Transactions with Related Persons since the Beginning of Fiscal 2012

The Company and its subsidiaries have transactions in the ordinary course of business with other corporations of which the Company’s executive officers or directors or members of their immediate families are directors, executive officers, or stockholders. Except as described below, during 2012, there were no actual or proposed transactions to be disclosed in which we were a participant and the amount involved exceeded $120,000 and in which any related person, including our executives and directors, had or will have a direct or indirect material interest.

As previously reported in last year’s proxy statement, the Company receives nacelle maintenance services from Lufthansa Technik AG, a wholly owned subsidiary of Deutsche Lufthansa AG. Deutsche Lufthansa AG is a significant stockholder of JetBlue. In addition, Mr. Stephan Gemkow was and Mr. Jens Bischof is an officer of Deutsche Lufthansa AG and each is a member of our Board of Directors. The services commenced in January 2012, are provided on an as needed basis and we paid approximately $5 million in 2012. We have no insight into Deutsche Lufthansa’s interest in its subsidiary’s transaction.

The Company receives provisioning services from LSG SkyChefs, a subsidiary of Deutsche Lufthansa AG, for provisioning services in Boston. The contract was executed in the fourth quarter, 2012, and we have paid approximately $910,440 to date. We have no insight into Deutsche Lufthansa’s interest in its subsidiary’s transaction.

We have a contract with LH CityLine, a subsidiary of Deutsche Lufthansa AG, by which we provide simulator training. The agreement is structured for use of simulator services on an as needed basis. For 2012, we received approximately $1.4 million from this contract.

In October 2012, Lufthansa Technik began providing us with repair services of line replaceable units with Lufthansa Technik AG, a wholly owned subsidiary of Deutsche Lufthansa AG. There are no minimum commitments under this arrangement. In 2012, we spent approximately $2.2 million. We have no insight into Deutsche Lufthansa’s interest in its subsidiary’s transaction.

The Audit Committee approved each arrangement described above as required by our related party transaction policy.

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BOARD MEETINGS AND BOARD COMMITTEE INFORMATION

The business of JetBlue is managed under the direction of our Board of Directors. It has responsibility for establishing broad corporate policies, counseling and providing direction to our management in the long-term interests of the Company, our stockholders, and for our overall performance. It is not, however, involved in our operating details on a day-to-day basis. The Board is kept advised of our business through regular reports and analyses and discussions with our Chief Executive Officer and other officers.

Independent Directors

Our Board of Directors currently has eleven members: David Barger, Jens Bischof, Peter Boneparth, David Checketts, Virginia Gambale, Stephan Gemkow, Ellen Jewett, Stanley McChrystal, Joel Peterson, Ann Rhoades and Frank Sica. Mr. Gemkow was previously a director designed by Deutsche Lufthansa AG, as a result of their 2008 JetBlue stock purchase. Following Mr. Gemkow’s departure from Deutsche Lufthansa, our Board determined it would be advisable, and Mr. Gemkow agreed to stand for reelection as an independent director of JetBlue. The Board determined it was appropriate to expand the Board size to twelve seats and approved Mr. Winkelmann as a new nominee.

In connection with the annual meeting and the election of directors, our Board of Directors reviewed the independence of each director-nominee under the standards set forth in the NASDAQ listing standards. The NASDAQ definition of independent director includes a series of objective tests, Specifically, a director is deemed independent under the NASDAQ rules if such director is not an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

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a director who is, or at any time during the past three years was, employed by the Company;

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a director who accepted or who has a family member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than compensation for board or board committee service, compensation paid to a family member who is an employee (other than an executive officer) of the Company, or benefits under a tax-qualified retirement plan, or non-discretionary compensation.

In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to JetBlue and our management. Our full Board affirmatively determined that each of Peter Boneparth, David Checketts, Virginia Gambale, Stephan Gemkow, Ellen Jewett, Stanley McChrystal, Joel Peterson, Ann Rhoades and Frank Sica are independent. Based upon the Board’s review, each of our Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee of the Board are comprised of directors who have been determined to be independent under the applicable NASDAQ listing standards and applicable rules and regulations of the SEC. Messrs. Barger, Bischof and Winkelmann are not independent as defined.

Board Structure and Meetings

Our Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors and its committees meet throughout the year on a set schedule and also hold special meetings and act by written consent from time to time as appropriate. Board agendas include regularly scheduled executive sessions of the non-management directors to meet without the presence of management, which are presided over by our Chairman of the Board, who is currently Joel Peterson. Our Board of Directors currently has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and an Airline Safety Committee. The Board has delegated various responsibilities and authority to different committees of the Board. From time to time, the Board of Directors appoints ad hoc committees to oversee special projects for the Board. Committees regularly report on their activities and actions to the full Board of Directors. Members of the Board have access to all of our crewmembers outside of Board meetings. The Board of Directors held a total of five meetings during 2012. All of the directors attended at least 75% of the aggregate of all meetings of the Board and of each committee at the times when he or she was a member of the Board or such committee during fiscal 2012 except for Dave Checketts, who attended 73% of the meetings. He experienced an unexpected schedule conflict at year’s end due to his new responsibilities assumed in connection with his becoming Chief Executive Officer of Legends Hospitality Management during 2012. Our Chairman discussed with Mr. Checketts’ his anticipated 2013 availability and he committed to attending the JetBlue Board and committee meetings. The Company has a policy encouraging at least a majority of our directors to attend each annual meeting of stockholders. Nine members of our Board of Directors attended our 2012 annual meeting of stockholders held on May 10, 2012.

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COMMITTEE MEMBERSHIP AS OF MARCH 31, 2013

Director	Independent (Y/N)	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Airline Safety Committee
David Barger	N				X
Jens Bischof	N				X
Peter Boneparth	Y	Chair
David Checketts	Y		X
Virginia Gambale	Y	X
Stephan Gemkow(1)	Y
Ellen Jewett	Y	X
Stanley McChrystal	Y		X	X	Chair
Joel Peterson	Y			Chair
Ann Rhoades	Y		Chair
Frank Sica	Y			X	X
(1) Mr. Gemkow is standing for reelection as an independent director, not as a nominee of Deutsche Lufthansa AG, as he is no longer affiliated with Deutsche Lufthansa AG.

Audit Committee

On behalf of the Board of Directors, the Audit Committee oversees (i) the integrity of our financial statements, (ii) the appointment, compensation, qualifications, independence and performance of our independent registered public accounting firm, (iii) compliance with ethics policies and legal and regulatory requirements, (iv) the performance of our internal audit function, and (v) our financial reporting process and systems of internal accounting and financial controls. The Audit Committee is also responsible for determining whether to approve any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K. The responsibilities and activities of the Audit Committee are further described in “Report of the Audit Committee” and the Audit Committee charter. The Audit Committee operates under a written charter, which was adopted by the Board of Directors and is available on our website at http://investor.jetblue.com. The current members of the Audit Committee are Peter Boneparth (Chair), Virginia Gambale and Ellen Jewett, each of whom is an independent director within the meaning of the applicable rules and regulations of the SEC and NASDAQ. The Board has determined that each member of the Audit Committee is financially literate within the meaning of the NASDAQ listing standards. In addition, the Board of Directors determined that Mr. Boneparth is an “audit committee financial expert” as defined under applicable SEC rules. The Audit Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities. The Audit Committee met nine times during fiscal 2012. A report of the Audit Committee is set forth on page 24 of this proxy statement.

Compensation Committee

The Compensation Committee determines our compensation policies and the level and forms of compensation provided to our Board members and executive officers, as discussed more fully under “Compensation Discussion and Analysis” beginning on page 30 of this proxy statement. In addition, the Compensation Committee reviews and approves stock-based compensation for our directors, officers and employees, and oversees the administration of our 2011 Incentive Compensation Plan, 2011 Crewmember Stock Purchase Plan, and our profit sharing and 401(k) retirement plan. Additionally, the Compensation Committee approves the “Compensation Discussion and Analysis” with respect to compensation of the Company’s executive officers in accordance with applicable rules of the SEC and provides a report in the Company’s annual proxy statement indicating that the Committee recommends to the Board of Directors that the “Compensation Discussion and Analysis” be included in the Company’s annual proxy statement and annual report on Form 10- K. The charter of the Compensation Committee is available on our website at http://investor.jetblue.com. The current members of the Compensation Committee are David Checketts, Stanley McChrystal and Ann Rhoades (Chair), each of whom is an independent director within the meaning of the applicable NASDAQ rules. The Compensation Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities. The Compensation Committee met six times during fiscal 2012. A report of the Compensation Committee is set forth below on page 40 of this proxy statement.

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Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is responsible for developing our corporate governance policies and procedures, and for recommending those policies and procedures to the Board for adoption. This Committee also is responsible for making recommendations to the Board regarding the size, structure and functions of the Board and its committees. The Corporate Governance and Nominating Committee identifies and recommends new director nominees in accordance with selection criteria established by the Board. This Committee also is responsible for conducting the annual evaluation of the performance of the Board, its committees and each director, ensuring that the Audit, Compensation, and Governance and Nominating Committees of the Board and all other Board committees are comprised of qualified directors, developing and recommending a succession plan for the Chief Executive Officer, and developing and recommending corporate governance policies and procedures appropriate to the Company. The charter of the Corporate Governance and Nominating Committee is available on our website at http://investor.jetblue.com. The current members of the Corporate Governance and Nominating Committee are Stanley McChrystal, Joel Peterson (Chair) and Frank Sica, each of whom is an independent director within the meaning of applicable NASDAQ rules. The Corporate Governance and Nominating Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities. The Corporate Governance and Nominating Committee met five times during fiscal 2012.

Airline Safety Committee

The Airline Safety Committee is responsible for monitoring and review of our flight operations and safety manamgement system and reports to the Board of Directors on such topics. The charter of the Airline Safety Committee is available on our website at http://investor.jetblue.com. The current members of the Airline Safety Committee are David Barger, Jens Bischof, Stanley McChrystal (Chair) and Frank Sica. The Airline Safety Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities. The Airline Safety Committee met four times during fiscal 2012.

Board Candidate Nominations

In evaluating and determining whether to nominate a candidate for a position on our Board, the Corporate Governance and Nominating Committee considers, among other criteria, integrity and values, relevant experience, diversity, and commitment to enhancing stockholder value. Candidates may come to the attention of the Corporate Governance and Nominating Committee through recommendations from current Board members, stockholders, officers or other recommendations. The committee reviews all candidates in the same manner regardless of the source of the recommendation.

The Corporate Governance and Nominating Committee will consider stockholder recommendations of candidates when the recommendations are properly submitted in accordance with the provisions of our Bylaws. A stockholder who wishes to recommend a prospective nominee for our Board should notify the Company’s Corporate Secretary in writing at JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101. The notice must set forth certain information specified in the Bylaws about the stockholder and the proposed action.

The size of our Board is currently set at eleven members and our directors are authorized to fill any vacancy on the Board. Effective following the next annual meeting of stockholders to be held on May 9, 2013, our Board has decided to increase its size to twelve members and, upon recommendation of our Corporate Governance and Nominating Committee, our Board has nominated twelve directors to serve on our Board of Directors until the 2014 annual meeting of stockholders or until their respective successors have been duly elected and qualified. Eleven of the twelve nominees currently serve on our Board of Directors, ten of those eleven nominees are non-management directors, one serves as the Chief Executive Officer of the Company and two are designees of Deutsche Lufthansa AG, our major shareholder. Mr. Winkelmann, Deutsche Lufthansa’s nominee, is a new candidate standing for election to serve as a member of the Board beginning in 2013. In approving this nomination, the Board considered the recommendation of the Corporate Governance and Nominating Committee and evaluated Mr. Winkelmann’s professional experience, skills and qualifications in light of the Board’s overall composition, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds and determined that he would be a valuable member of the Board.

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Compensation Committee Interlocks and Insider Participation

Except as specified below, none of the current members of our Compensation Committee (whose names appear under “— Report of the Compensation Committee”) is, or has ever been, an officer or employee of the Company or any of its subsidiaries. In addition, during the last fiscal year, no executive officer of the Company served as a member of the Board of Directors or the compensation committee of any other entity that has one or more executive officers serving on our Board or our Compensation Committee. Ms. Rhoades, the Chair of our Compensation Committee, served as an officer of the Company from 1999 until 2001.

DIRECTOR COMPENSATION

Director compensation is evaluated and determined by the Compensation Committee of our Board of Directors. The following table summarizes compensation paid to our non-employee directors during the fiscal year ended December 31, 2012. The footnotes and narrative discussion following the table describe details of each form of compensation paid to our directors and other material factors relating to the director compensation arrangements.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(1) (c)	Option Awards ($)(2) (d)	Total ($) (h)
David Barger(3)	-	-	-	-
Jens Bischof	43,000	34,996	-	77,996
Peter Boneparth	69,000	34,996	-	103,996
David Checketts	43,000	34,996	-	77,996
Virginia Gambale	49,000	34,996	-	83,996
Stephan Gemkow	39,000	34,996	-	73,996
Ellen Jewett	49,000	34,996	-	83,996
Stanley McChrystal	60,000	34,996	-	94,996
Joel Peterson	50,000	34,996	-	84,996
Ann Rhoades	51,000	34,996	-	85,996
Frank Sica	47,000	34,996	-	81,996

(1)

Includes 5,972 deferred stock units granted on February 14, 2012 to the then-sitting directors. At December 31, 2012, 31,502 deferred stock units remained outstanding for each of Ms. Gambale, Ms. Rhoades and Messrs. Checketts, Gemkow, Peterson, and Sica, 24,502 for Mr. Boneparth, 17,852 for Gen. McChrystal, 17,970 for Mr. Bischof and 12,600 for Ms. Jewett. Reflects the grant date fair value of the deferred common stock units based on JetBlue’s stock price on the grant date as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation – Stock Compensation (“FASB ASC Topic 718”). Please refer to Note 7 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC, for further discussion related to the assumptions used in our valuation. For information on the valuation assumptions with respect to grants made prior to 2012, please refer to the notes to our financial statements in our applicable Annual Report on Form 10-K.

(2)

The Company granted no stock options in 2012. As of December 31, 2012, 54,000 options remained outstanding for Mr. Checketts, 67,500 options remained outstanding for each of Ms. Gambale, Mr. Peterson, Ms. Rhoades and Mr. Sica.

(3)

Mr. Barger is an employee of the Company and accordingly, does not receive any compensation for his service on our Board. His compensation is reported in the Summary Compensation Table on page 41 of this proxy statement.

Our Board compensation package is composed of an annual retainer fee of $35,000 (paid quarterly), a per meeting fee of $1,000 for each Board and committee meeting attended (in person or telephonically), and an initial equity grant (for directors who commence service on our Board 2010 and after) of $35,000 of deferred common stock units which vest equally over a three-year period commencing on the anniversary of the initial grant date and an annual equity grant of $35,000 of deferred common stock units, determined at fair market value, payable to directors serving on the Board of Directors on the grant date. Beginning in 2011, the annual director grants vest on the one year anniversary of the grant date. All vested director deferred stock units must be held by the director until six months following his or her departure from our Board. The Audit Committee chair receives an additional $20,000 annual retainer and the chairs of our other standing Board committees each receive an additional $5,000 annual retainer. The intended cash-to-equity allocation of this package is 60% to 40%, with the objective of paying total annual compensation in the range of approximately $80,000-$90,000 per Board member to each director who is not a committee chair; this targeted amount assumes attendance at all meetings of the Board and the standing committees on which the director serves. We expect to review director compensation periodically, to ensure that the director compensation package remains competitive such that we are able to recruit and retain qualified directors. Our non-employee directors receive flight benefits and reimbursement of expenses, as set forth below.

In 2012, Mr. Peterson donated his cash compensation and Mr. Sica donated $4,000 of the cash portion of his Board compensation, to the JetBlue Crewmember Crisis Fund, a non-profit organization that assists JetBlue crewmembers facing emergency hardship situations.

As is customary in the airline industry, all members of the Board of Directors and their immediate family may travel without charge on our flights.

We reimburse our directors, including our full time crewmember directors, for expenses incurred in attending meetings. In 2012, no directors (including their family members) received $10,000 or more in aggregate perquisites or other personal benefits (including the value of flight benefits). We do not provide tax gross-up payments to members of our Board of Directors.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of March 15, 2013, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers and (iv) all of our executive officers and directors serving as of March 15, 2013, as a group. We have one class of voting securities outstanding which is entitled to one vote per share, subject to the limitations on voting by non-U.S. citizens described below under “Additional Information.” All share and option amounts and share prices and option exercise prices contained in this proxy statement have been adjusted for our December 2002, November 2003 and December 2005 three-for-two stock splits.

Executive Officers and Directors	Common Stock Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days(1)	Total(2)	Percent of Class
David Barger(3)	1,066,385	1,557,343	*
Robin Hayes	194,597	403,116	*
James Hnat	93,987	211,681	*
Robert Maruster	137,795	311,772	*
Mark Powers	126,111	289,601	*
Jens Bischof	--	23,822	*
Peter Boneparth	50,000	80,354	*
David Checketts	54,000	91,354	*
Virginia Gambale	67,500	104,854	*
Stephan Gemkow	--	37,354	*
Ellen Jewett	--	18,452	*
Stanley McChrystal	--	23,704	*
Joel Peterson	722,187	759,541	*
Ann Rhoades	132,822	170,176	*
Frank Sica	136,144	173,498	*
Thomas Winkelmann	--	--	*
All executive officers and directors as a group (17 persons)	2,827,835	4,338,583	1.0%, 1.5%
5% STOCKHOLDERS
BlackRock Inc.(4)		17,793,615	6.32%
Deutsche Lufthansa AG(5)		46,704,967	16.59%
Dimensional Fund Advisors LP(6)		21,370,159	7.59%
Donald Smith & Co., Inc.(7)		29,387,393	10.44%
FMR LLC(8)		18,561,523	6.59%
The Hartford Mutual Funds, Inc.(9)		16,539,585	5.88%
PRIMECAP Management Company(10)		20,081,639	7.13%
The Vanguard Group(11)		14,693,690	5.22%
Wellington Management Company, LLP(12)		26,628,651	9.46%
Whitebox Advisors, LLC(13)		15,545,506	5.52%

*

Represents ownership of less than one percent.

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and consists of either or both voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants or upon the conversion of convertible securities that are immediately exercisable or convertible or that will become exercisable or convertible within the next 60 days are deemed beneficially owned by the beneficial owner of such options, warrants or convertible securities and are deemed outstanding for the purpose of computing the percentage of shares beneficially owned by the person holding such instruments, but are not deemed outstanding for the purpose of computing the percentage of any other person. This column lists beneficial ownership of voting securities as calculated under SEC rules. Except as otherwise indicated in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In accordance with SEC rules, this column also includes shares that may be acquired pursuant to stock options that are exercisable within 60 days of March 15, 2013 as follows: Mr. Barger (207,000), Mr. Checketts (54,000), Ms. Gambale (67,500), Mr. Hnat (58,500), Mr. Maruster (72,000), Mr. Powers (31,500), Mr. Peterson (67,500), Ms. Rhoades (67,500) and Mr. Sica (67,500). Unless otherwise indicated, the address of each person listed in the table is c/o JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101. All executive officers and directors as a group beneficially own, or have the right to acquire within 60 days, less than 1% of the outstanding common stock. A total of 281,515,596 shares of common stock are considered to be outstanding on March 15, 2013, pursuant to rule 13d-3(d)(1) under the Exchange Act.

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(2)

This column shows the individual’s total JetBlue stock-based holdings, including the voting securities shown in the “Common Stock Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days” column (as described in footnote 1), plus non-voting interests including, as appropriate, deferred stock units, RSUs and stock options which will not vest or become exercisable within 60 days. If all of the equity represented in the Total column were to vest and/or be exercised (with no equity cancelled or forfeited), all executive officers and directors, as a group, would own 1.54% of the outstanding common stock.

(3)

As of the record date, Mr. Barger has a margin account with 758,818 shares, which he is in the process of closing.

(4)

The information reported is based on a Schedule 13G/A, as filed with the SEC on February 5, 2013, in which BlackRock, Inc. and certain of its subsidiaries reported that it had sole voting and sole dispositive power over all of the shares. The principal business address of BlackRock, Inc. is 40 East 52 St., New York, NY 10022.

(5)

The information reported is based on a Schedule 13G, as filed with the SEC on January 31, 2008, in which Deutsche Lufthansa AG reported that it held sole voting and dispositive power over 42,589,347 shares. Additional shares listed above are based on the Company’s records following a public equity offering in June 2009, in which Deutsche Lufthansa AG participated. The principal business address of Deutsche Lufthansa AG is Von-Gablenz-Strasse 2-6, 50679 Koln, Germany.

(6)

The information reported is based on a Schedule 13G, as filed with the SEC on February 11, 2013, in which Dimensional and certain of its subsidiaries reported that it had sole voting power of 21,058,356 shares and sole dispositive power over 21,370,159 shares. The principal business address of Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746.

(7)

The information reported is based on a Schedule 13G, as filed with the SEC on February 13, 2013, in which Donald Smith & Co., Inc. reported that it had sole voting power over 14,927,355 shares and sole dispositive power over 29,387,393 shares. This number includes 120,392 shares (sole voting power) and 29,387,393 (sole dispositive power) owned by Donald Smith Long/Short Equities Fund, L.P. and 6,000 shares (sole voting power) and 29,387,393 (sole dispositive power) owned by Kamal Shah. The principal business address of Donald Smith & Co., Inc. is 152 West 57th Street, New York, NY 10019.

(8)

The information reported is based on a Schedule 13G/A, as filed with the SEC on February 14, 2013, in which FMR Corp. and certain of its affiliates reported that FMR LLC, a parent holding company, and Edward C. Johnson, 3d, the chairman of FMR LLC, had sole voting and shared voting power over none of the shares, and sole dispositive power over all of the shares. The principal business address of each of FMR LLC is 82 Devonshire Street, Boston, MA 02109.

(9)

The information reported is based on a Schedule 13G, as filed with the SEC on February 11, 2013, in which The Hartford Mutual Funds, Inc. on behalf of Hartford Capital Appreciation Fund reported that it held shared voting and shared dispositive power over all of the shares. The principal business address of The Hartford Mutual Funds, Inc. on behalf of Hartford Capital Appreciation Fund is 500 Bielenberg Drive, Woodbury, MN 55125-1400.

(10)

The information reported is based on a Schedule 13G/A, as filed with the SEC on February 14, 2013, in which PRIMECAP Management Company reported that it held sole voting power over 10,891,849 shares and sole dispositive power over 20,081639 shares and no shared voting or shared dispositive power. The principal business address of PRIMECAP Management Company is 225 South Lake Ave., #400, Pasadena, CA 91101.

(11)

The information reported is based on a Schedule 13G as filed with the SEC on February 13, 2013, in which Vanguard reported that it held sole voting power and shared dispositive power over 346,995 shares and sole dispositive power over 14,346,695 shares. The principal business address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

(12)

The information reported is based on a Schedule 13G/A, as filed with the SEC on February 14, 2013, in which Wellington Management Co. LLP reported that it held sole voting or sole dispositive power over no shares, shared voting power over 24,402,781 shares and shared dispositive power over 26,628,651 shares. The principal business address of Wellington Management Co. LLP is 280 Congress Street, Boston, MA 02210.

(13)

The information reported is based on a Schedule 13G/A, as filed with the SEC on February 13, 2013, in which Whitebox Advisors, LLC (“WA”) reported that it had shared voting and shared dispositive power over 15,545,506 shares. According to such Schedule 13G/A, the following entities may be deemed direct or indirect beneficial owners of a portion of such shares due to their various relationships with WA as follows: (a) 15,545,506 shares acting as investment advisor to its client, (b) 7,351,727 shares deemed beneficially owned by Whitebox Multi-Strategy Advisors, LLC (“WMSA”), (c) 7,351,727 shares deemed beneficially owned by Whitebox Multi-Strategy Partners, L.P.(“WMSP”) as a result of its ownership of convertible bonds and common stock, (d) 7,351,727 shares deemed beneficially owned by Whitebox Multi-Strategy Fund, L.P. (“WMSFLP”) as a result of its indirect ownership of convertible bonds and common stock, (e) 7,351,727 shares deemed beneficially owned by Whitebox Multi-Strategy Fund, Ltd. (“WMSFLTD”) as a result of its indirect ownership of convertible bonds and common stock, (f) 6,544,318 shares deemed beneficially owned by Whitebox Concentrated Convertible Arbitrage Advisors, LLC (“WCCAA”), (g) 6,544,318 shares deemed beneficially owned by Whitebox Concentrated Convertible Arbitrage Partners, L.P. (“WCCAP”) as a result of its ownership of convertible bonds, (h) 6,544,318 shares deemed beneficially owned by Whitebox Concentrated Convertible Arbitrage Fund, L.P. (“WCCAFLP”) as a result of its indirect ownership of convertible bonds, (i) 6,544,318 shares deemed beneficially owned by Whitebox Concentrated Convertible Arbitrage Fund, Ltd. (“WCCAFLTD”) as a result of its indirect ownership of convertible bonds, (j) 1,236,413 shares deemed beneficially owned by Pandora Select Advisors, LLC (“PSA”), (k) 1,236,413 shares deemed beneficially owned by Pandora Select Partners, L.P. (“PSP”) as a result of its ownership of convertible bonds, (l) 1,236,413 shares deemed beneficially owned by Pandora Select Fund, LP (“PSFLP”) as a result of its indirect ownership of convertible bonds, (m) 1,236,413 shares deemed beneficially owned by Pandora Select Fund, Ltd. (“PSFLTD”) as a result of its indirect ownership of convertible bonds, and (n) 413,048 shares deemed beneficially owned by HFR RVA Combined Master Trust (“HFR”) as a result of its ownership of convertible bonds. WA, WMSA, WMSFLP, WMSFLTD, WCCAA, WCCAFLP, WCCAFLTD, PSA, PSFLP and PSFLTD each disclaim indirect beneficial ownership of the shares of common stock except to the extent of their pecuniary interest therein. The principal business address of WA, WMSA, WMSFLP, WCCAA, WCCAFLP, PSA, and PSFLP is 3033 Excelsior Blvd., Suite 300, Minneapolis, MN 55416. The principal business address of WMSP, WMSFLTD, WCCAP, WCCAFLTD, PSP and PSFLTD is Appleby Corporate Services (BVI) Limited, Jayla Place, P.O. Box 3190, Road Town, Tortola, British Virgin Islands. The principal business address of HFR is 65 Front Street, Hamilton, HM 11, Bermuda.

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PROPOSAL 2    TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013

The Audit Committee of the Board has appointed Ernst & Young LLP as the independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2013. Representatives of Ernst & Young LLP will be present at the annual meeting to respond to appropriate questions from stockholders and make a statement if desired.

While the Audit Committee retains Ernst & Young LLP as our independent registered public accounting firm, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification.

Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted for the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2013. If the selection of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will reconsider the matter. Even if the selection of Ernst & Young LLP is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in our best interests.

Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by Ernst & Young LLP for the years ended December 31, 2012 and 2011, respectively, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2012	2011
Audit fees(1)	1,521,020	1,296,750
Audit-related fees(2)	25,000	54,500
Tax fees(3)	81,964	65,600
TOTAL	1,627,984	1,416,850

(1)

Includes fees related to: (a) the integrated audit of our consolidated financial statements and internal control over financial reporting; (b) the review of the interim consolidated financial statements included in quarterly reports; (c) services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation; and (d) consultations concerning financial accounting and reporting standards.

(2)

Audit-related services principally include fees for audit and attest services that are not required by statute or regulation.

(3)

Includes fees for tax services, including tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by our independent registered public accounting firm. This policy provides for pre-approval by the Audit Committee of all audit and permissible non-audit services before the firm is engaged to perform such services. The Audit Committee is authorized from time to time to delegate to one of its members the authority to grant pre-approval of permitted non-audit services, provided that all decisions by that member to pre-approve any such services must be subsequently reported, for informational purposes only, to the full Audit Committee.

The affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on this proposal, is required to ratify the selection of the independent registered public accounting firm.

Our Board of Directors Recommends That Stockholders Vote “FOR” Ratification of the Appointment of Ernst & Young LLP As the Company’s Independent Registered Public Accounting Firm for Fiscal 2013.

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AUDIT COMMITTEE REPORT

The Audit Committee of the JetBlue Board of Directors is comprised of three non-employee directors, each of whom, in the Board’s business judgment, is independent within the meaning of the applicable rules and regulations of the SEC and NASDAQ. The Audit Committee oversees, on behalf of the Board of Directors, the Company’s accounting, auditing and financial reporting processes. The Committee has the resources and authority it deems appropriate to discharge its responsibilities.

Management has the primary responsibility for the Company’s financial statements and financial reporting process, including establishing, maintaining and evaluating disclosure controls and procedures; and establishing, maintaining and evaluating internal control over financial reporting and evaluating any changes in controls and procedures. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report relating to their audit; as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting. In fulfilling its responsibilities, the Audit Committee held meetings throughout 2012 with Ernst &Young in private without members of management present.

In this context, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and its independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee discussed with the Company’s independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Ernst & Young also provided to the Audit Committee the written disclosures regarding the auditor’s independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The Audit Committee also discussed with Ernst & Young their independence from JetBlue and its management, and considered whether the non-audit services provided by the independent registered public accounting firm to the Company are compatible with maintaining the firm’s independence.

JetBlue also has an internal audit department that reports to the Audit Committee. The Audit Committee reviews and approves the internal audit plan once a year and receives updates of internal audit results throughout the year.

In reliance on the review and discussions referred to above, and in the exercise of its business judgment, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the Company’s audited financial statements be included in JetBlue’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC. In addition, the Audit Committee and the Board have also recommended, subject to stockholder ratification, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter to the extent it deems necessary to react to changing conditions and circumstances.

Audit Committee of JetBlue

Peter Boneparth, Chair
Virginia Gambale
Ellen Jewett

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

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PROPOSAL 3    TO APPROVE AN AMENDMENT TO THE JETBLUE AIRWAYS CORPORATION 2011 CREWMEMBER STOCK PURCHASE PLAN TO CHANGE THE PURCHASE PRICE FORMULA

We currently allow our eligible crewmembers to purchase shares of our common stock under the JetBlue Airways Corporation 2011 Crewmember Stock Purchase Plan, or the CSPP. In February 2013, our Board of Directors approved an amendment to the CSPP which requires stockholder approval.

The CSPP is a stock purchase plan that provides a convenient method for our eligible crewmembers and the eligible crewmembers of our participating subsidiaries to purchase shares of JetBlue common stock through voluntary payroll deductions at a discount to the market value of the common stock, thereby encouraging their participation in the ownership of JetBlue. The CSPP, which replaced our previous crewmember stock purchase plan, has been in effect since 2011 and has continuously been made available to our crewmembers since that time. The purposes of the CSPP are to better align the interests of crewmembers and stockholders by providing crewmembers with a convenient way to make regular investments in shares of JetBlue common stock and thereby promote the long-term financial interest of JetBlue, including the growth in value of JetBlue’s equity and enhancement of long-term stockholder return. In addition, our Board and management believe that the CSPP serves as a way to attract and retain qualified personnel by providing an additional compensation opportunity in the form of a purchase discount from the market price of the common stock.

Crewmembers who participate in CSPP, as currently in effect, receive a 5% discount from the then current market price of the common stock when shares are purchased with their contributions. If this proposal is approved by our stockholders, Section VII.D of the CSPP will be amended to read as follows:

Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within a particular offering period in which he or she is enrolled shall be equal to the Applicable Percentage of the Fair Market Value per share of Common Stock on such Purchase Date. The Applicable Percentage with respect to each Purchase Interval shall be 85% unless and until such Applicable Percentage is increased by the Plan Administrator, in its discretion, provided that any such increase in the Applicable Percentage with respect to a given Purchase Interval must be established prior to the commencement of the enrollment process for such Purchase Interval.

If this proposal is approved by our stockholders, the first paragraph of Section VII.J of the CSPP will be amended to conform with the amendment to Section VII.D of the CSPP as follows:

Change in Control. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to Applicable Percentage of the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control.

The Board has authorized these amendments to the CSPP and directed that they be submitted to stockholders for approval.

We are asking our stockholders to approve an amendment to the CSPP that permits us to increase the discount provided to our crewmembers from 5% of the fair market value of a share of JetBlue common stock on the purchase date up to the maximum permitted by Section 423 of the Internal Revenue Code of 15% of the fair market value of a share on the purchase date. If our stockholders approve this amendment to the CSPP, we anticipate offering this 15% discount to our crewmembers for the offering period that will begin on June 1, 2013 and conclude on October 31, 2013, and for successive 6-month offering periods thereafter, subject to the Board’s discretion to reduce this discount.

We believe that encouraging additional JetBlue stock ownership by our crewmembers has been and continues to be an effective method of further aligning the interests of our crewmembers and stockholders. Currently, approximately 21% of our crewmembers participate in the CSPP. By this amendment, we are seeking to increase the purchase price discount available under the CSPP and thereby increase front line crewmember stock ownership in JetBlue.

The amendment to the CSPP to increase the maximum discount at which shares of common stock may be purchased under the CSPP from 5% to 15% of the stock’s fair market value on the purchase date will become effective on the date the amendment is approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote. If our stockholders approve the amendment to the CSPP, we anticipate implementing the increased discount in 2013, as described in this proposal.

Description of the 2011 Stock Purchase Plan

The principal features of the CSPP, as amended, are summarized below. We encourage you to read the entire CSPP, as amended, which is attached as Appendix A to this Proxy Statement, for the full statement of its legal terms and conditions. If there is any conflict or inconsistency between this summary and the provisions of the CSPP, as amended, the provisions of the CSPP, as amended, will govern.

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Eligibility

The CSPP is a broad-based plan designed to meet the requirements of Section 423 of the Internal Revenue Code by offering all of our crewmembers and the crewmembers of any of our participating subsidiaries the opportunity to buy shares of common stock at up to a 15% discount from the prevailing fair market value. Each individual who is an eligible crewmember on the start date of an offering period may enter that offering period on such start date. An eligible crewmember may participate in only one offering period at a time.

Shares Authorized for Issuance

A total of 8,000,000 shares of our common stock were initially reserved for issuance under the CSPP. As of March 15, 2013, we had 6,436,224 shares of common stock remaining available for issuance under the CSPP, which represents 2.29% of our outstanding common stock on that date. The shares to be issued under the CSPP may be authorized but unissued shares or may be reacquired shares, including shares of common stock purchased on the open market. Upon the occurrence of certain events that affect our capitalization, appropriate adjustments will be made to the number and class of securities that may be issued under the CSPP in the future; the number and class of securities and price per share under all outstanding stock purchase rights granted before the event and the maximum number and class of securities that may be purchased by any one participant, and in total by all participants,on any one purchase date.

Administration

The CSPP is administered by a committee (called the “Plan Administrator”) of two or more members of the Board of Directors appointed by the Board of Directors to administer the CSPP. All decision of the Plan Administrator are final and binding on all parties having an interest in the CSPP. Subject to limitations of applicable laws or rules, the Plan Administrator may delegate its administrative responsibilities and powers under the CSPP to any of our crewmembers or group of crewmembers. Currently, the members of the committee that acts as the Plan Administrator are: Ann Rhoades, David Checketts and Stan McChrystal.

Purchase Price for the Shares

Under the CSPP, participating crewmembers are granted rights to purchase shares of common stock at a discount. Under the CSPP, as currently in effect, the purchase price per share of common stock is 95% of the fair market value of a share on the purchase date. In February 2013, our Board of Directors approved an amendment to the CSPP that will, subject to stockholder approval, decrease the purchase price per share of common stock to 85% of the fair market value of a share on the purchase date. If our stockholders approve this amendment to the CSPP, we anticipate that the purchase price for the offering periods under the CSPP, beginning with the offering period that commences on June 1, 2013 and concludes on October 31, 2013, will be 85% of the fair market value of a share on the purchase date for the offering period, subject to the Plan Administrator’s authority to increase this percentage for future offering periods. The CSPP generally defines “fair market value” as the closing price reported for our common stock on the Nasdaq Global Select Market on the date for which fair market value is being determined. On March 15, 2013, the closing price of our common stock on the Nasdaq Global Select Market was $6.72.

Payroll Deductions

An eligible crewmember may elect to participate in an offering period under the CSPP by authorizing after-tax payroll deductions from gross wages on or before the start date of such offering period. Unless otherwise determined by the Plan Administrator, offering periods commence at semi-annual intervals on the first day of May and November each year, and have a maximum duration of six months (but in no event may an offering period exceed 24 months). However, the first offering period following the annual meeting will commence on June 1, 2013 and conclude on October 31, 2013. Crewmembers may generally authorize payroll deductions in multiples of 1%, up to a maximum of 10%, of gross wages to purchase shares under the CSPP. Payroll deductions are credited to the participant’s book account during each offering period. These accounts do not bear interest. A participant may, at any time during the offering period, reduce the rate of payroll deductions, but no more than once per purchase interval. A participant may also, prior to the commencement of any new purchase interval within the offering period, increase the rate of payroll deduction (up to the maximum 10%) for such new purchase interval. Additionally, a crewmember may withdraw from an offering period by giving notice at any time prior to 10 days before the next scheduled purchase date. Any payroll deductions collected from the crewmember during the purchase interval in which a withdrawal occurs will be held for the purchase of shares on the next purchase date, unless the crewmember elects at the time of such withdrawal to have his or her payroll deductions refunded as soon as administratively possible. A participant’s withdrawal from a particular offering period is irrevocable, and the participant may not subsequently rejoin that offering period. Additionally, the Board of Directors may at any time terminate an offering period, in which case, participating crewmembers’ outstanding payroll deductions will be promptly refunded.

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Purchase of Shares

On the start date of each offering period in which a participant is enrolled, the participant is granted a separate purchase right for such offering period. The purchase right provides the participant with the right to purchase shares under the CSPP on the last business day of a generally six-month offering period. Offering periods generally run from the first day in May to the last day in October each year, and from the first day in November each year to the last day in April in the following year. However, the first offering period following the annual meeting will commence on June 1, 2013 and conclude on October 31, 2013. Each purchase right is automatically exercised on the last business day of the offering period, which is referred to as the purchase date. The purchase is effected by applying the participant’s payroll deductions collected during the offering period to the purchase of the maximum number of whole shares of common stock that can be purchased with such payroll deductions. However, a participant may not purchase more than 3,375 shares, and not more than 1,350,000 shares may be purchased in total by all participants, on any one purchase date. Further, no crewmember may accrue rights to purchase more than $25,000 of common stock (using the fair market value of the common stock on the date the purchase rights are granted) under the CSPP (and any other employee stock purchase plan of JetBlue or an affiliate) for each calendar year such rights are outstanding. Any payroll deductions not applied to the purchase of shares on any purchase date because they are not sufficient to purchase a whole share of common stock are refunded as soon as administratively possible. Additionally, any payroll deductions under the CSPP not applied to the purchase of common stock by reason of the limitation on the maximum number of shares purchasable per participant or in total by all participants on the purchase date or any other reason will be refunded as soon as administratively possible. If a participant is, by reason of the $25,000 accrual limitations, precluded from purchasing additional shares of common stock on one or more purchase dates during an offering period, then payroll deductions for such participant will be suspended until such participant is again able to purchase shares during such offering period.

Termination of Employment

Generally, if a participant’s employment terminates for any reason (including death, disability or change in status), his or her right to purchase shares of common stock during the current offering period will immediately terminate and all of his or her payroll deductions for the purchase interval in which the purchase right so terminates will be immediately refunded. However, if a participant ceases to remain in active service by reason of an approved unpaid leave of absence, then the participant will have the right, exercisable up until 10 days before the next purchase date, to withdraw all the payroll deductions collected to date on his or her behalf for current offering period. If such a participant does not exercise this right, such funds will be held for the purchase of shares on his or her behalf on the next scheduled purchase date. Payroll deductions under the plan will continue with respect to any eligible cash earnings received by a participant while he or she is on an unpaid leave of absence, unless the participant withdraws from the offering period. However, if a participant’s leave of absence exceeds the longer of (a) 3 months and (b) any period for which the participant has reemployment rights with us provided by statute or contract, then the Plan Administrator may at any time prior to the next purchase date cause the participant’s outstanding purchase rights under the CSPP to terminate and all of the participant’s payroll deductions for the then-current offering period to be immediately refunded. If the participant returns to active service within 90 days following the commencement of such leave or prior to the expiration of any longer period for which such participant has reemployment rights with us provided by statute or contract, his or her payroll deductions under the CSPP will automatically resume at the rate in effect at the time the leave began, unless the participant withdraws from the CSPP prior to his or her return. Otherwise, the participant must re-enroll in the CSPP as a new participant if he or she wishes to participate in any future offering period under the CSPP.

Change in Control

If a change in control of JetBlue (as defined in the CSPP) occurs, then all payroll deductions for the offering period in which the change in control occurs will automatically apply to purchase stock immediately prior to the effective date of such change in control, subject to the per-participant limitation summarized under “Purchase of Shares” above (however, the limitation on the maximum number of shares that may be purchased by all participants under the CSPP on any one purchase date will not apply). The purchase price applicable for the purchase interval in which such change in control occurs will be determined using the percentage of the fair market value per share of our common stock described under “Purchase Price for the Shares” in effect immediately prior to the effective date of such change in control (anticipated to be 85%, if our stockholders approve the CSPP amendments described above). However, participants will, following the receipt of notice from us of a change in control, have the right to terminate their outstanding purchase rights prior to the effective date of such change in control. Further, the Plan Administrator may terminate any outstanding purchase rights prior the effective date of a change in control, in which case all payroll deductions for the purchase interval in which such purchase rights are terminated will be promptly refunded.

Amendment and Termination of the 2011 Stock Purchase Plan

The Board of Directors may terminate, suspend or amend the CSPP at any time, generally to become effective immediately following the close of any purchase interval. Stockholder approval is required for any amendment that would (a) increase the number of shares available for issuance under the CSPP, (b) change the purchase price formula so as to reduce the purchase price payable for shares purchasable under the CSPP, (c) change the eligibility requirements for participation in the CSPP, or (d) otherwise require stockholder approval under any relevant law, regulation or rule. Unless sooner terminated by the Board of Directors, the CSPP will terminate upon the earliest of (i) the last business day in April 2021, (ii) the date on which all shares available for issuance under the CSPP has been sold pursuant to purchase rights exercised under the CSPP, or (iii) the date on which all purchase rights are exercised in connection with a change in control of JetBlue.

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Certain U.S. Federal Income Tax Consequences

The following is a brief summary of certain significant United States Federal income tax consequences under the Internal Revenue Code, as in effect on the date of this summary, applicable to JetBlue and crewmembers in connection with participation and purchase of shares of common stock under the CSPP. This summary is not intended to be exhaustive and, among other things, does not describe state, local or non-U.S. tax consequences, or the effect of gift, estate or inheritance taxes.

The amounts deducted from the salary of a crewmember who participates in the CSPP will constitute ordinary income taxable to the crewmember.

The grant of a common stock purchase right under the CSPP will not have any U.S. federal income tax consequences to either the crewmember or JetBlue or any of its affiliates. The purchase of common stock under the CSPP also will not have any immediate U.S. federal income tax consequences to the crewmember. A crewmember will have taxable income only when he or she disposes of shares of common stock purchased under the CSPP or if the crewmember dies while owning the shares. Any determination of the income tax consequences will depend on whether the shares purchased are disposed of after the expiration of one year after the date those shares are transferred to the crewmember and two years after the first day of the offering period (referred to below as the “holding periods”) or dies while owning the shares. If the holding periods are met, 15% (or whatever other discount is in effect, as described under “Purchase Price for the Shares” above) of the fair market value of the shares of common stock on the first day of the offering period, or, if less, the excess, if any, of the fair market value of the common stock at the time of such disposition or death over the total purchase price of the shares, will be treated as ordinary income and any additional gain will be treated as long-term capital gain. Neither JetBlue nor any affiliate employing the crewmember will be entitled to any U.S. federal income tax deduction with respect to the amount treated as long-term capital gain or as ordinary income as a result of the rules described above for shares disposed of after expiration of the holding periods. If the shares are disposed of prior to the expiration of the holding periods (a “disqualifying disposition”), generally, the excess of the fair market value of those shares on the purchase date over the aggregate purchase price will be ordinary income at the time of such disqualifying disposition, and JetBlue will be entitled to a U.S. federal tax deduction in the same amount. Any disposition proceeds in excess of the value of the shares at the purchase date will result in capital gain (or loss) to the crewmember and will not be deductible by JetBlue.

New Plan Benefits

As of March 15, 2013, there were approximately 14,592 crewmembers who would be eligible to participate in the CSPP. If the change in the discount is not approved by our stockholders, the plan will continue with the current 5% discount. The actual amount of benefits provided to executives and our other crewmembers under the CSPP will vary depending upon the actual purchase prices established under the CSPP, the fair market value of the common stock at various future dates, and the extent to which crewmembers choose to participate in the CSPP through future payroll contributions. Therefore, it is not possible to determine currently the total dollar amount of benefits that would be received by participants in the CSPP if the CSPP is approved by the stockholders. In addition, the benefits or amounts that would have been received by, or allocated to, those persons for the last completed fiscal year if the CSPP had been in effect cannot be determined.

It is not presently possible to determine, with respect to the persons and groups shown in the table below, the number of shares to be purchased in the future by such person or groups pursuant to the CSPP. Therefore, the following table sets forth information pertaining to shares which have been purchased during fiscal year 2012 pursuant to the CSPP. The closing price of the Company’s common stock on March 15, 2013 was $6.72 per share.

Name and Position	Total Number of Shares Purchased (#)	Dollar Value ($)
David Barger, Chief Executive Officer and President	5,523	23,285
Mark Powers, Executive Vice President, Chief Financial Officer	2,862	11,941
Robin Hayes, Executive Vice President, Chief Commercial Officer	2,865	11,754
James Hnat, Executive Vice President, General Counsel	-
Robert Maruster, Executive Vice President, Chief Operating Officer	-
Executive group	11,250	46,980
Non-executive director group	-
Non-executive officer employee group	1,552,526	6,654,700

The affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the amendment to change the purchase price formula.

The Board of Directors Recommends That Stockholders Vote “FOR” The Approval of the Amendment to the Jetblue Airways Corporation 2011 Crewmember Stock Purchase Plan to Increase the Maximum Discount At Which Shares of Common Stock May Be Purchased Under the Plan from 5% to 15% of the Stock’s Fair Market Value on the Purchase Date.

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PROPOSAL 4    TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in 2010, an advisory vote on the frequency of stockholders votes on executive compensation was conducted in connection with the 2011 annual meeting of stockholders. The Board recommended, our stockholders agreed, and the Board subsequently approved that the advisory vote on executive compensation be held on an annual basis. Accordingly, we are asking stockholders to approve an advisory resolution on compensation of our named executive officers as described in the Compensation Discussion and Analysis section, the compensation tables and related narrative discussion included in this proxy statement. This proposal, commonly known as a “say on pay” proposal, gives stockholders an opportunity to approve, reject or abstain from voting with respect to our fiscal 2012 executive compensation programs and policies and the compensation paid to our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this proxy statement.

Please read the Compensation Discussion and Analysis beginning on page 30 for additional details about our executive compensation program, including information about the fiscal year 2012 compensation of our named executive officers.

Our Compensation Committee has structured our executive compensation program to achieve the following key objectives:

•

Support our strategy and stay true to our Values: We aim to align compensation programs with business strategies focused on long-term growth and creating value for our stockholders. We motivate crewmembers to overcome challenges and to deliver commitments, all while living our Values of Safety, Caring, Integrity, Fun and Passion;

•

Attract and retain top talent: We aim to set target compensation to be competitive with the airline industry, given our Northeast location, route network, unique market placement, structure and size relative to other airlines; and

•

Pay for performance: We hold our named executive officers accountable for their performance in light of Company goals, our general and industry performance and individual performance. We believe the proportion of executive compensation designed to be delivered in variable pay should depend on the executive’s position and the ability of that position to influence our overall corporate performance.

Because your vote on this proposal is advisory, it will not be binding on us, the Compensation Committee or the Board. However, the Compensation Committee and the Board will take into account the outcome of the vote when considering future executive compensation arrangements. Furthermore, your advisory vote will serve as an additional tool to guide the Board and the Compensation Committee in continuing to align the Company’s executive compensation programs with the interests of JetBlue and its stockholders.

The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Compensation Discussion and Analysis section are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has contributed to the Company’s recent and long-term success. Accordingly, we are asking you to endorse our executive compensation program by voting for the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis section, compensation tables and narrative discussion is hereby APPROVED.

The affirmative vote of a majority of the votes represented at the meeting, either in person or by proxy, and entitled to vote on this proposal is required to approve the advisory vote on executive compensation.

The Board of Directors Recommends That Stockholders Vote “For” The Foregoing Resolution for The Reasons Outlined Above.

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis section of the proxy statement explains how our executive compensation programs are designed and operated with respect to the following officers identified in the Summary Compensation Table below (the “named executive officers):

David Barger	President and Chief Executive Officer
Mark Powers	Executive Vice President and Chief Financial Officer
Robin Hayes	Executive Vice President and Chief Commercial Officer
James Hnat	Executive Vice President, General Counsel and Secretary
Robert Maruster	Executive Vice President and Chief Operating Officer

Executive Summary

At JetBlue, Integrity is one of our five core values. We believe honesty builds trust. We hold ourselves to a high standard of integrity and strive for transparency with our executive compensation programs. JetBlue Airways Corporation is a passenger airline that we believe has established a new airline category based on service, style and cost. Known for its award-winning customer service and free TV as much as for its competitive fares, JetBlue believes it offers its customers a distinctive experience—the JetBlue Experience—with the best coach product in markets it serves with a strong core product and reasonably priced optional upgrades. The Compensation Committee believes that our executive compensation program is instrumental in helping the Company to achieve its business goals and promote its values.

Executive Compensation Program Elements

KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM

WE DO	WE DO NOT
Emphasize performance-based, at risk pay	No tax gross ups on a going forward basis
Apply rigorous, shareholder aligned performance objectives for executive bonus payments	No repricing of underwater stock options
Consider risk in our executive compensation program	No single trigger change in control provisions - the 2011 Incentive Compensation Plan has a double trigger in place for change in control provisions
Compensation Committee uses an independent consultant	No significant retirement benefits provided exclusively to senior executives
Have executive stock ownership guidelines	No evergreen provisions in our compensation plans
Have director stock ownership requirement to hold until retirement
Require most of our equity to vest over a period of at least 3 years
Have in place an executive compensation clawback policy

OUR EXECUTIVE COMPENSATION PROGRAMS DO NOT INCENTIVIZE EXCESSIVE RISK-TAKING

•

Our Executive Compensation performance measures drive longer term and team performance

•

Short term metrics are diverse and include ex-fuel CASM, operating margin and Customer NPS

•

Our Annual and long-term performance awards are based on different metrics, with little or no overlap

Our clawback policy serves as a risk mitigator

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How Did We Do in 2012?

Highlights of 2012 Financial Performance

JetBlue achieved record revenue growth and our fourth consecutive year of profitability in 2012.

The following table summarizes some of our financial results for 2012:

($ in millions, except per share amounts)	Fiscal 2012	Fiscal 2011	% Change
Revenue	$4,902	$4,504	8.83
Pretax income	$209	$145	44.1
Operating margin	7.5%	7.1%	5.63
Earnings per diluted share	$0.40	$0.28	42.9

We achieved record revenue of $4.9 billion in 2012, passenger revenue per available seat mile (PRASM) increased 3.6% year over year and ex-fuel cost per available seat mile (CASM) increased 3% year over year (compared to 0.9% in 2011). Operating margin and earnings were higher than in 2011. However, fuel costs were, again, high, pressuring our operating margin and earnings. Our total fuel cost in 2012 was $1.806 billion compared to $1.664 billion in 2011 –or, $3.21 per gallon in 2012 versus $3.17 per gallon in 2011 (total cost and average price per gallon each include related fuel taxes as well as effective fuel hedging gains and losses).

Non-Financial Milestones, or Other Great Things We Did in 2012

In addition, we achieved several non-financial strategic milestones. For the eighth consecutive year we were recognized by J.D. Power and Associates as having the highest customer satisfaction among low cost airlines in North America. We added 8 partner airlines. We broke ground on a new international arrivals facility at JFK International Airport, what we call T5i. We have made other infrastructure investments, including moving into new terminal facilities at Luis Muñoz Marin International Airport in San Juan and at Long Beach International Airport. We continued to expand our Boston and Caribbean route networks.

And then there was Hurricane Sandy…

In late October 2012, our cities, our customers, our crewmembers and our network found themselves squarely in the path of Superstorm Sandy. We cancelled approximately 1700 flights over a six day period. Following the storm, with many of our crewmembers and customers lacking basic services, in partnership with the Port Authority of New York and New Jersey, the Metropolitan Transportation Authority and first responders in several states, we were able to restart operations four days after the storm made landfall in New York.

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Looking Back, Going Forward

As we prepared for 2012, our outlook was cautious. We had in place a pay freeze for certain workgroups and a limited hiring freeze, and the pay freeze extended to compensation awarded to our named executive officers. No salary increases were made to our named executive officers in 2012, except to our Chief Financial Officer, who was appointed to the role in 2012. Indeed, despite the challenges we overcame in the face of Hurricane Sandy, we did not adjust compensation to account for the storm’s negative effect on our operation.

Now, with 2012 behind us, we can say that JetBlue had a profitable year in 2012 with record revenue. However, the year was not without its challenges and, although we had a good year we did not execute 100% to our plan. As a result, our bonus paid out a 92.1% of target. Our named executive officers’ individual goal performance was solid and all of our named executive officers received equity grants at or above target.

We are optimistic about our path forward in 2013 and beyond, but ever cognizant of the industry in which we operate. The airline industry has costs, such as fuel, that are often beyond our control. We still strongly believe that our named executive officers should be awarded compensation beyond salary based on their performance. As we move forward, we believe that a greater percentage of our named executive officer compensation should be both performance based and at risk. Accordingly, we are adopting long term performance based awards for 2013 that will pay out, if at all, in the beginning of 2016 to the extent that we achieve pre-established, objective goals tied to key measures of our performance.

For 2013, our President and Chief Executive Officer did not receive a salary increase. For 2013, our Chief Commercial Officer and our Chief Operating Officer each received a salary increase for 2013 of approximately 12% to $450,000. This was based on an assessment of a continuing gap to market based on our peer group analysis for the roles and the individuals and a desire to retain both executives. Our Chief Financial Officer and our General Counsel each received a merit increase of 3%, to $412,000.

In addition, in recognition of the gap to market and noting the importance of an increased amount of “at risk” pay-for-performance based compensation, the Committee, for 2013, increased our Chief Executive Officer’s target bonus opportunity to 75% (or $450,000) and the target bonus opportunities of each of our Chief Commercial Officer, our Chief Operating Officer and our Chief Financial Officer to 60% (from 50%).

Results of the 2012 Advisory Vote on Executive Compensation (“Say on Pay”)

At our 2012 annual meeting of stockholders, our stockholders were asked to approve, on an advisory basis, the Company’s fiscal 2011 executive compensation programs (“say on pay”). Approximately 97% of the aggregate votes cast on the “say on pay” proposal at that meeting were voted in favor of the proposal. JetBlue engages stockholders and other stakeholders to discuss a variety of aspects of our business and welcomes stockholder input and feedback.

The Compensation Committee believes that these results reaffirm our stockholders’ support of the Company’s approach to executive compensation. We strive to continually improve our programs and processes to align our compensation and performance as we enter our second decade of operations. Therefore, consistent with our ongoing commitment to best practices in compensation governance and strong emphasis on pay for performance, our Compensation Committee approved certain limited changes in our compensation programs to further align executive pay with stockholder interests in 2012, as further described below.

The Compensation Committee will strive to continue to ensure that the design of the Company’s executive compensation programs is focused on long term stockholder value creation, emphasizes pay for performance and does not encourage the taking of short term risks at the expense of long term results. The Compensation Committee intends to continue to use the “say on pay” vote as a guidepost for stockholder sentiment and continue to take into account stockholder feedback in making compensation decisions.

Compensation Philosophy & Principles

We strive to apply the following principles for compensating our crewmembers, including our named executive officers:

WHAT We Reward	WHY We Reward
Support our strategy and stay true to our Values

We aim to align compensation programs with business strategies focused on long-term growth and creating value for our stockholders. We motivate crewmembers to overcome challenges and to deliver commitments, all while living our values of safety, caring, integrity, passion and fun

Attract and retain top talent	We aim to set target compensation to be competitive with the airline industry, given our Northeast location, route network, unique market placement, structure and size relative to other airlines
Pay for performance

We hold our named executive officers accountable for their performance in light of Company goals, our general and industry performance and individual performance. We believe the proportion of executive compensation designed to be delivered in variable pay should depend on the executive’s position and the ability of that position to influence our overall corporate performance.

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How JetBlue pays for performance

Our compensation program is designed to reward our named executive officers for the Company’s continued success. Consistent with our compensation philosophy, the Compensation Committee sets the compensation of our executive officers, including our named executive officers, substantially based on their achievement of annual financial and operational objectives that we believe further our long-term business goals and the creation of sustainable long-term stockholder value. As a result, the majority of our named executive officers’ total compensation is tied to performance and is “at risk”.

The following features of our compensation programs, as implemented in 2012, play a key role in further aligning our compensation practices with best practices in compensation governance and with our overall compensation philosophy:

Summary of Fiscal Year 2012 Executive Compensation Decisions

We also provide health and welfare benefits, available to our fulltime crewmembers, including medical, dental, life insurance and disability programs; 401(k) plan; and change in control plans. We provide limited retirement benefits (a 401(k) plan open to all crewmembers) and limited perquisites including space available flight privileges for all crewmembers, and, as is common in the airline industry, positive space flight privileges for executive officers and their immediate family members; possible relocation assistance, supervisor level and above; a wellness physical for executives designed to further business continuity at certain facilities, available every other year.

Best Practices in Compensation Governance

In addition to the core compensation program, the Company provides or has implemented the following:

•

Executive Compensation Clawback Policy. Our Board of Directors has adopted a policy, often referred to as a claw-back policy, which requires reimbursement of all or a portion of any bonus, incentive payment, or equity-based award granted to or received by any executive officer and certain other officers after January 1, 2010 where: (a) the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement, (b) in the Board’s view the executive engaged in willful misconduct that caused or partially caused the need for the restatement, and (c) a lower payment would have been made to the executive based upon the restated financial results.

•

Director Stock Ownership. Our Board of Directors has adopted a policy whereby directors hold their grants of deferred stock units throughout their tenure as a director. Vested equity is issued six months following the director’s departure from the Board of Directors. Directors are not required to hold a specific number of shares of common stock since such a requirement would be redundant in light of our hold through retirement policy.

•

Executive Stock Ownership. Our Corporate Governance and Nominating Committee has adopted stockholding guidelines for our named executive officers to be phased in over a five year period (by 2017) along the following lines:

–

Our CEO – stockholdings of three times base salary; and

–

Our other named executive officers – stockholdings of one times base salary.

•

No Evergreen Provision. Our 2011 Incentive Compensation Plan does not have an evergreen reload provision, prohibits repricing without stockholder approval and includes double trigger change in control provisions and in general, requires minimum vesting periods for equity of at least three years.

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•

No Tax Gross Ups on a Going Forward Basis. In early 2013, the Company adopted a policy that affirmatively states that, going forward, we will not make or promise to make to its senior executives any tax gross up payments except for those provided pursuant to a plan, policy or arrangement applicable to management employees generally.

•

No Material Retirement Benefits. We have limited retirement benefits and our 401(k) plan is offered to all employees subject to its generally applicable eligibility conditions.

Compensation Mix

We believe that a significant amount of our named executive officer compensation should be tied to the Company’s performance and an increasing amount of it should be at risk. Our bonus and equity goals (discussed in more detail beginning on page 38) are designed to drive business objectives that we believe further our long-term business goals and the creation of sustainable long-term stockholder value. The mix of compensation elements below are based on how the Compensation Committee views pay (as set forth in the Supplemental Compensation Table on page 37).

CHIEF EXECUTIVE OFFICER
OTHER NAMED EXECUTIVE OFFICERS
CEO BARGER
65%
24%
11%
HAYES
51%
34%
15%
HNAT
35%
43%
20%
POWERS
43%
39%
18%
MARUSTER
47%
36%
17%
Base Salary
Bonus
Long-Term Equity

Determining Executive Compensation

The Compensation Committee assists the Board with respect to oversight and determination of compensation for the Company’s directors and executive officers. The Compensation Committee oversees the Company’s executive compensation policies and reviews and establishes, subject to approval by our Board of Directors, the compensation for our Chief Executive Officer. The Compensation Committee is charged with review of pay levels and policies related to salaries, bonuses and grants of awards and oversight of our equity incentive plans. In determining base salary, annual bonuses and equity awards, the Compensation Committee uses the relevant executive officer’s current level of total compensation as the starting point. The Committee bases any adjustments to the current pay level on several factors, including the scope and complexity of the functions the executive officer oversees, the contribution of those functions to our overall performance, individual experience and capabilities, individual performance and competitive pay practices. Any variations in compensation among our executive officers reflect differences in these factors.

The Compensation Committee used the following tools in determining senior executive officers’ base salary, annual incentive cash targets, and equity awards:

•

Competitive Peer Group Survey;

•

Internal Pay Equity Review;

•

Tally Sheets;

•

Management Recommendations; and

•

Annual Performance Reviews.

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During the Committee’s first quarter meeting, the Compensation Committee approves target total direct compensation for the upcoming year, which is comprised of:

In February 2013, the Compensation Committee reviewed the Company’s and the named executive officers’ performance for fiscal year 2012. After considering various data and input provided by management, the Compensation Committee then determined the Company’s corporate performance factor, annual incentive bonus and equity awards for the named executive officers. At the same meeting, the Compensation Committee approved base salaries, target annual incentive cash baselines and equity targets for the named executive officers for fiscal 2013.

Compensation Consultant

The Compensation Committee has the authority to retain independent, third-party compensation consultants and to obtain independent advice and assistance from internal and external legal, accounting and other advisors. The Chair of the Compensation Committee reports the Committee’s actions and recommendations for the previous quarter to the full Board at the next regularly scheduled Board meeting.

The Compensation Committee engaged the services of Semler Brossy Consulting Group LLC (“SBCG” or “Semler Brossy”) as its independent advisor on matters of executive compensation (the “Engagement”) in respect of and during fiscal 2012. SBCG reports directly to the Committee and provides no other services to the Company or any of its affiliates. SBCG disclosed to the Committee that it performs compensation consulting services for Legends Hospitality Management (of which David Checketts was appointed Chief Executive Officer in mid-2012) but does not consult on Mr. Checketts’ compensation at Legends. After taking into account Semler Brossy’s (i) absence of significant relationships with management and the members of the Compensation Committee, (ii) internal policies and (iii) other information provided, the Compensation Committee concluded no conflict of interests exists that would prevent Semler Brossy from independently representing the Compensation Committee.

As discussed below under “Peer Competitive Group Survey—Market Assessment,” Semler Brossy provided the Company and the Committee with compensation data regarding the companies in our competitor peer group. The Company used this data to develop its recommendations to the Compensation Committee for 2012 and 2013 compensation levels. Semler Brossy also provided suggestions on the design of the annual bonus and long-term incentive plans that were used in 2012, and for the long-term performance based incentive program being implemented in 2013, including the performance measures and weighting, the factors for the Committee to review when determining whether to apply discretion, and the general range of discretion to apply. Semler Brossy did not perform any separate additional services for management.

Competitive Peer Group Survey—Market Assessment

The Compensation Committee reviewed a report on the Company’s compensation programs for senior executive officers which incorporated data provided by Semler Brossy. Semler Brossy collected compensation data from the companies in our competitor peer group. The report compared our executive compensation program to peer companies on base salary, target annual bonus, target equity and target total direct compensation.

Our competitor peer group consists of the following nine U.S. airlines:

Company	Incorporation	Market Capitalization ($ billions) 3.15.13	2012 Revenue ($ billions)	Competing in Our Market
Alaska Air Group, Inc.	USA	4.165	4.6
AMR Corporation	USA	.514	24.9
Delta Air Lines	USA	13.61	36.6
Hawaiian Holdings, Inc.	USA	.325	1.9
JetBlue Airways Corporation	USA	1.89	4.9
Republic Airways Holdings Inc.	USA	.532	2.8
Southwest Airlines Co.	USA	9.136	17.0
Spirit Airlines	USA	1.752	1.0
United Continental Holdings, Inc.	USA	10.29	37.1
US Airways Group	USA	2.596	13.8

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These companies, like JetBlue, are airline companies with significant revenue (over $1 billion) and with significant operations employing a large number of individuals and aircraft in our competing markets. We believe this comparator group provides a reasonable point of comparison to assist in our assessment of our compensation programs. We did not make changes from last year’s peer group. However, AMR filed for bankruptcy in November 2011 and Spirit Airlines, which became a public company in May 2011, is included for cash compensation comparison purposes only at this time.

However, we also recognize that this peer group has limitations from a statistical perspective given the limited number of companies and the wide variation in size of our peers. Additionally, we adjusted the market data to recognize the size of our airline peers relative to JetBlue and the fact that the general industry companies tend to pay above airline industry levels for executives. We view the competitive market as the peer group median less 10%. We felt this adjustment would enable us to be competitive with the airline industry, given our Northeast location, route network, cost structure, and size relative to other airlines.

While the Compensation Committee uses the competitive data as a reference point to monitor the compensation practices of our primary competitors, it is not, and was not in 2012, the sole determining factor in executive compensation decisions. The data is used primarily to ensure that our executive compensation program as a whole is competitive when the Company achieves targeted performance levels. We do not rely on this information to target any specific pay percentile for our executive officers. Instead, we use this information as a general overview of market practices and to ensure that we make informed decisions on executive pay packages. While we do not establish a specific market percentile ranking for the individual compensation elements that comprise total direct compensation, we review each element to ensure it is reasonable relative to our peer group. We position pay to maintain our competitive cost advantage versus our peer group and recognize that some of the peer competitors are significantly larger than we are and yet we compete for the same talent pool. Consistent with our compensation objectives discussed above, we incorporate flexibility into our compensation programs and in the executive assessment process to respond to, and adjust for, changes in the business and economic environment and individual accomplishments, performance and circumstances. Based on its overall assessment of market pay levels, the Committee determined that the 2012 total pay of our Chief Executive Officer, Chief Financial Officer, Chief Operations Officer and Chief Commercial Officer was below the desired levels. The Committee determined to address pay beginning in 2013 on a go forward, measured basis, contingent on corporate and individual performance in future years.

Tally Sheets

The Compensation Committee uses tally sheets as a reference to ensure committee members understand the total compensation being delivered to executives each year and over a multi-year period. When making executive compensation decisions, the Compensation Committee reviews tally sheets for each senior executive officer. Tally sheets provide historical pay levels for the past five years, target and realized pay, value of unvested equity awards, and potential payments at termination for each senior executive officer. Tally sheets enable the Compensation Committee to validate that its compensation strategy is working over time.

Internal Pay Equity Review

Because of our team-based approach to executive officer compensation, the Company carefully considers the relative compensation levels among all members of the executive team for internal pay equity. Accordingly, the Company’s executive compensation program is designed to be internally consistent and equitable in order to further the Company’s success. While the Committee no longer believes a lockstep approach to named executive officer compensation is appropriate, the Committee looks at various factors to account for differences in pay levels among the named executive officers. These factors include benchmark data, size and complexity of role and individual and team based goal achievement.

Performance Evaluation – Chief Executive Officer

Our Board of Directors evaluates Mr. Barger, our President and Chief Executive Officer, on an annual basis. Mr. Barger recuses himself from Board discussions relating to evaluations of his performance. The Board’s evaluation includes both objective and subjective criteria of the Chief Executive Officer’s performance, which include JetBlue’s financial performance, JetBlue’s performance with respect to our long-term strategic objectives and the development of our senior management team. Prior to the Board’s evaluation, the Compensation Committee evaluates Mr. Barger’s compensation. The Compensation Committee uses the competitive market data discussed above to set total direct compensation for the Chief Executive Officer. The Compensation Committee conducts a performance review without Mr. Barger’s participation and provides its recommendations to the full Board.

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Performance Evaluations – Named Executive Officers (Other Than the Chief Executive Officer)

The Compensation Committee, together with our Chief Executive Officer, evaluates the performance of the remaining named executive officers. Mr. Barger provides a performance assessment and compensation recommendation to the Compensation Committee for the remaining named executive officers within an overall team performance framework. The performance evaluation may be based on factors such as achievement of the company objectives and performance; leadership and talent development; individual business area responsibilities; and performance as an executive team member and overall executive team performance.

The Compensation Committee also reviews total direct compensation data from the competitive market data, with respect to the other senior executive officers. The Compensation Committee makes final determinations regarding the other named executive officers’ total compensation.

Comparison of 2012 and 2011 Direct Compensation to Named Executive Officers

The supplemental compensation table below shows how the Committee assessed total direct compensation for our executive officers in 2012 and 2011. It is consistent with the Committee’s analysis of information presented to it in tally sheets (see “Compensation Practices and Procedures — Use of Tally Sheets”) and the Committee’s evaluation of our performance relative to established performance targets. The Committee approves restricted stock unit awards when financial results for the previous year are finalized, which occurs early in the following year.

The primary difference between this supplemental compensation table and the 2012 Summary Compensation Table is that the supplemental compensation table includes grants of restricted stock units in the performance year to which they relate. The supplemental compensation table presented below is not intended to be a substitute for the 2012 Summary Compensation Table, but provides a condensed summary of actual total direct compensation awarded to the named executive officers for their performance in 2012.

As is evident below, year to year total direct compensation levels from 2011 to 2012 remained approximately unchanged for our named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Restricted Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
David Barger, Chief Executive Officer and President	2012	600,000		1,625,000	276,300	14,073	2,515,373
	2011	600,000		1,562,500	264,300	20,511	2,447,311
Mark Powers, Chief Financial Officer, Executive Vice President(6)	2012	400,000	50,000	437,500	184,200	17,814	1,089,514
	2011	329,160	104,450	350,000	171,750	13,640	969,000
Robin Hayes, Executive Vice President and Chief Commercial Officer	2012	400,000		612,500	184,200	13,130	1,209,830
	2011	400,000		762,500	176,200	12,880	1,351,580
James Hnat, Executive Vice President, Corporate Affairs, General Counsel	2012	400,000		350,000	184,200	1,920	936,120
	2011	400,000		350,000	176,200	420	926,620
Robert Maruster Executive Vice President and Chief Operations Officer	2012	400,000		525,000	184,200	13,438	1,122,638
	2011	400,000		587,500	176,200	12,670	1,176,370

(1)

Includes annualized salary for the year indicated.

(2)

Mr. Powers received a one-time sign on bonus when he was appointed Chief Financial Officer.

(3)

Includes the aggregate grant date fair value of awards of restricted stock units for the performance year indicated, calculated in accordance with accounting guidance. Note, the amounts provided in this column are rounded up to $1 for ease of comparison. Amounts expensed for the 2011 rows above are reflected in the Summary Compensation Table at page 41 under the “Stock Awards” column.

(4)

Includes the annual incentive bonuses paid for the performance year indicated.

(5)

Represents Company 401(k) matching contributions under the JetBlue Airways Retirement Plan in which all of our employees are eligible to participate, as well as life insurance premiums and for Mr. Powers, the cost of an executive physical. The 401(k) matching contribution for each of Mr. Barger, Mr. Powers, Mr, Hayes and Mr. Maruster was $12,250 and for Mr. Hnat, $1,500.

(6)

Mr. Powers was appointed Chief Financial Officer of JetBlue on April 26, 2012. He had been serving in an interim capacity since October 18, 2011.

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Base Salary

The below table, for comparative purposes, shows annualized base salaries for 2012 and 2011.

Named Executive Officer	2012 Base Salary	2011 Base Salary
Dave Barger	$600,000	$600,000
Mark Powers	$400,000	$329,160
Robin Hayes	$400,000	$400,000
Jim Hnat	$400,000	$400,000
Rob Maruster	$400,000	$400,000

None of our named executive officers, except Mr. Powers, received a salary increase in 2012. Mr. Powers received a salary increase upon his appointment to Chief Financial Officer. Despite positive performance results last year, the Company remains cautious in light of the current macroeconomic environment and the changing airline industry environment with recent mergers and bankruptcy filings.

Annual Incentive Bonuses and Equity Compensation

The Company’s annual incentive targets and equity targets are payable according to the Company’s achievement of its annual performance metrics. As part of our ongoing efforts to ensure that our performance targets drive company performance, we modified our program slightly from 2011. First, we adopted a hurdle of $1 of pre-tax income. Pre-tax income is also the threshold for our front line payment of profit sharing (which is payable to all non-equity eligible employees). Our manager level and above employees, including our named executive officers, will not benefit from bonus payments if our front line personnel do not receive profit sharing due to our financial results.

In addition, we further tightened our focus to three targets, equally weighted (33.3%): Customer Net Promoter Score (“NPS”), Operating Margin and Ex-Fuel CASM (cost per available seat mile). NPS is a brand loyalty analysis. Operating Margin and Ex-Fuel CASM are financial measures that we believe are important to our long-term success because Operating Margin measures our overall profitability levels and ex-fuel CASM measures our cost growth for operating the airline excluding fuel costs. Our annual incentive bonuses, which are payable in cash, aim to reward executive officers and members of leadership throughout the organization to the manager level for attaining annual corporate performance targets. The annual incentive target for the named executive officers is 50% of base salary. The named executive officers’ maximum bonus is two times their target bonus, or 100% of salary. The Compensation Committee retains discretion to exercise its judgment to adjust the actual bonuses upwards or downwards by up to 35% based on qualitative factors, including operating and financial performance versus our peer group and the market, variances in fuel costs from the assumptions in the budget, and our long-term strategic plan development.

The Compensation Committee relied on our performance assessment framework to evaluate our results on each goal and then perform a collective assessment across all goals to determine a corporate performance factor, which is then applied to our annual incentive bonus awards. For 2012, the corporate performance factor was determined as follows:

Payout as a % of Target	Range	Actual Payout as a % of Target
Failed to Meet Target	0%
Under Target (but within range)	25% of base salary	92.1%
Met Target	50% of base salary
Exceeded Target	Up to 100% of base salary
Measure(1)	Weight	Range	Target	Performance Achieved
Customer NPS	33.3%	60-69%	66%	65.2% (within range)
Ex Fuel CASM	33.3%	5%- 2%	3.1%	3.3% (within range)
Op Margin	33.3%	3-10.1%	8.9%	7.5% (within range)

(1)

Customer NPS is a non-financial measure that assesses brand loyalty based on a customer’s subjective survey responses to a customer experience. NPS is calculated by taking the percent of brand promoters and subtracting the percent of brand detractors, yielding a score between -100 and 100. The NPS achieved in this table represents quarterly NPS figures averaged for the year. Ex-fuel Cost Per Available Seat Mile, or CASM, is evaluated on a year over year percentage change basis in accordance with generally accepted U.S. accounting principles. Operating margin is a financial measure calculated using accounting principles generally accepted in the United States of America.

A “Met” target assessment would have resulted in a corporate performance factor of 100%, which would have resulted in a payout of 50% of base salary for the named executive officers. After evaluating the Company’s performance, the Compensation Committee chose not to exercise its discretion and approved the 92.1% corporate performance factor. The Compensation Committee concluded the Company performed well in light of the challenging economic and industry conditions and Hurricane Sandy but that the Company should be held accountable to the metrics it had selected.

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Long-Term Incentive

Equity grants directly align executive officers’ interests with the interests of stockholders by rewarding increases in the value of our share price. Such grants enable us to attract and retain highly qualified individuals for positions of responsibility. Accordingly, we have granted equity in the form of restricted stock units in connection with our annual performance review, and upon hire or promotion. Our equity grants are made following the Compensation Committee meeting during the first quarter of the year. We do not time our equity grants to coincide with the disclosure of non-public material information.

To avoid a situation where the same set of metrics triggered both bonus and equity payouts or paid out neither, we award equity grants to our named executive officers based on the individual’s achievement of individual performance goals (the equity is currently in the form of restricted stock units that vest over three years). The executive’s degree of achievement of his individual goals, and a subjective assessment of the degree of difficulty of those goals, are reflected in the equity grants paid in 2013 based on 2012 performance as shown in the supplemental compensation table. The Committee believed that this would also introduce variation in pay among the senior executive team and begin the process of moving them out of lockstep which the Compensation Committee no longer believes to be appropriate.

Our equity ranges for 2012 performance are as follows (reported as fair market value on the date of the restricted stock unit grant):

	CEO	Other NEOs
Threshold	$625,000	$175,000
Target	$1,250,000	$350,000
Maximum	$2,500,000	$700,000

These ranges were selected based on peer compensation data and in light of the Company’s internal pay equity considerations and its financial performance.

Our named executive officers are evaluated annually on their achievement of individual goals, tailored to that executive’s responsibilities and the workgroups he supervises. Our CEO’s goals include developing leadership and team performance and engagement, building a structure to achieve financial goals, achieving a mix of commercial objectives and fostering a process oriented project across departments.

The other named executive officers have goals relating to the following:

•

Each of Mr. Hayes, Mr. Hnat, Mr. Maruster and Mr. Powers had individual organizational goals relating to leadership and team performance and crewmember engagement goals for the departments each individual oversees.

•

For business goals, Mr. Hayes had individual goals relating to commercial team strategic initiatives, Mr. Hnat had goals relating to corporate affairs team initiatives, Mr. Maruster had goals relating to strategic operational issues and Mr. Powers had goals relating to finance initiatives.

Mr. Barger, in reviewing his direct reports, also used his judgment in evaluating the degree of difficulty of achieving these individual goals. For example, Mr. Maruster has a high degree of operational complexity within his organizations and goals. All of the named executive officers received “Exceeded” or “Met” target assessments.

The Compensation Committee, in consultation with the Board of Directors, reviewed Mr. Barger’s performance and leadership in 2012 in light of the Company’s overall performance in a challenging environment for the airline industry and awarded Mr. Barger an equity grant, issued on February 13, 2013, with a fair market value of $1,625,000, representing an individual performance achievement of 130% of target. This was due in part to a subjective determination by the Compensation Committee of Mr. Barger’s success in his development of his senior executive team and the Company’s financial performance, including record fourth quarter and year-end revenue results and operational recovery from Hurricane Sandy.

The other named executive officers were awarded equity grants on February 13, 2013 (reflecting the fair market value of the restricted stock units on the date of grant) based on achievement of individual goals:

Named Executive Officer	Annual Grant
Mr. Powers	$437,500
Mr. Hayes	$612,500
Mr. Hnat	$350,000
Mr. Maruster	$525,000

We believe this approach was consistent with our pay for performance philosophy whereby we link our corporate results and individual goal achievement to each named executive officer’s compensation. These restricted stock units vest over three years and are forfeitable if the officer were to leave the Company before the awards are fully vested.

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All Other Compensation

Perquisites and Other Personal Benefits

We offer a very limited amount of perquisites and other personal benefits to our named executive officers. The Compensation Committee believes that these perquisites are reasonable and consistent with prevailing market practice and the Company’s overall compensation program. Perquisites are not a material part of our compensation program. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our named executive officers. See “— Summary Compensation Table — All Other Compensation.”

Post-Employment Benefits

To promote retention and recruiting, we also offer limited arrangements that provide certain post-employment benefits in order to alleviate concerns that may arise in the event of a crewmember’s separation from service with us and enable crewmembers to focus on Company duties while employed by us.

•

Severance Benefits. In the event of a change in control, post-employment severance benefits for our named executive officers are provided through our Executive Change in Control Severance Plan (the “Executive Plan”) and Amended and Restated 2002 Stock Incentive Plan or 2011 Incentive Compensation Plan, as applicable. Our Executive Plan is intended to insure stability within the Company during a period of uncertainty resulting from the possibility of a change in control of the Company by providing incentives for certain designated crewmembers, including our named executive officers, to remain in our employ. See “—Agreements Governing Termination,” “—Agreements Governing a Change in Control,” “—Potential Payments Upon Termination or Change in Control” below. Otherwise, severance benefits are provided to departing executives on a case-by-case basis.

•

Retirement Benefits. Our executive officers may participate in our 401(k) defined contribution retirement plan provided to substantially all other US crewmembers and do not receive special retirement plans or benefits. For our executive officers as well as all other participating crewmembers, we match employee contributions under this plan 100% up to 5% of eligible earnings, subject to all applicable regulatory limits, and the match vests immediately.

Tax and Accounting Impact

Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, generally disallows a tax deduction for compensation in excess of $1,000,000 paid per year to each of our Chief Executive Officer and our three most highly paid other executive officers (other than our Chief Financial Officer). Qualifying “performance-based compensation” is not subject to this deduction limitation if certain requirements are met. Starting with non-equity incentive plan compensation awards made in 2012, and equity incentive plan compensation awards made in 2013, we intend to generally structure our compensation programs such that amounts payable under these programs are not subject to the deduction limitations of Section 162(m). However, the Committee reserves the right to design programs that are intended to accomplish a full range of compensation objectives important to our success, even where the compensation paid under such programs may not be exempt from the deduction limitations of Section 162(m). For 2012, due to the Company’s net operating loss carryforwards, the limitation on our compensation deduction resulted in no significant income tax obligation.

Other provisions of the Code can also affect compensation decisions. Under Sections 280G and 4999 of the Code, a 20% excise tax is imposed upon certain individuals who receive payments upon a change in control if the payments received by them equal or exceed an amount approximating three times their average annual compensation. The excise tax is imposed on all such payments exceeding one time an individual’s average annual compensation. A company will also lose its tax deduction for such “excess parachute payments”. As discussed under “Payments upon a Change in Control-Executive Change in Control Plan,” below, the Executive Plan provides for tax “gross-up” payments to our named executive officers to cover the cost of this excise tax.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section with our management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement and incorporated by reference in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2012.

The Compensation Committee of JetBlue:

David Checketts

Stanley McChrystal

Ann Rhoades (Chair)

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SUMMARY COMPENSATION TABLE

The following table provides certain information concerning the compensation for services rendered to us during the years ended December 31, 2012, 2011 and 2010 by (i) each person serving as a principal executive officer during the year ended December 31, 2012, (ii) each person serving as a principal financial officer during the year ended December 31, 2012 and (iii) each of the three other most highly-compensated individuals who were serving as executive officers as of December 31, 2012 (collectively, “the named executive officers”):

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
David Barger Chief Executive Officer and President	2012	600,000	-	1,562,499	276,300	14,073	2,452,872
	2011	600,000	-	749,999	264,300	20,511	1,634,810
	2010	600,000	33,000	312,249	267,000	13,768	1,226,017
Mark Powers, Executive Vice President, Chief Financial Officer(5)	2012	400,000	50,000	537,490	184,200	17,814	1,189,505
	2011	337,655	104,450	249,998	171,750	13,640	877,494

Robin Hayes Executive Vice President, Chief Commercial Officer	2012	400,000	-	762,497	184,200	13,130	1,359,827
	2011	400,000	-	349,999	176,200	12,880	939,080
	2010	400,000	22,000	406,246	178,000	15,807	1,022,054
James Hnat Executive Vice President, General Counsel	2012	400,000	-	349,994	184,200	1,920	936,114
	2011	400,000	-	349,999	176,200	420	926,619
	2010	391,667	22,000	281,247	178,000	3,060	875,974
Robert Maruster Executive Vice President, Chief Operating Officer	2012	400,000	-	587,494	184,200	13,438	1,185,132
	2011	400,000	-	349,999	176,200	12,670	938,869
	2010	391,667	22,000	281,247	178,000	12,574	885,488

(1)

Compensation reported under this column consists of signing bonuses and spot bonuses. Annual performance-based bonuses are reported under the “Non-Equity Incentive Plan Compensation” column. See “Compensation Discussion and Analysis — Summary of Fiscal Year 2012 Executive Compensation Decisions — Annual Incentive” and “—Long-Term Incentive” above.

(2)

Represents the grant date fair value of the restricted stock units based on JetBlue’s stock price on the grant date computed in accordance with FASB ASC Topic 718 for the fair value of restricted stock units representing the rights to receive shares of JetBlue common stock upon vesting under our Amended and Restated 2002 Stock Incentive Plan or our 2011 Incentive Compensation Plan (depending on when granted). Please refer to Note 7 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC, for further discussion related to the assumptions used in our valuation as well as the disclosure of the accounting expense recognized. For information on the valuation assumptions with respect to grants made prior to 2012, please refer to the notes to our financial statements in our applicable Annual Report on Form 10-K. See the “Grants of Plan-Based Awards” table below for further information on restricted stock units granted in 2012.

(3)

Represents incentive bonus earned in 2012, 2011 and 2010, based upon each named executive officer’s achievement of certain specified annual performance targets. The amounts earned in 2012 were paid on February 20, 2013, the amounts earned in 2011 were paid on February 21, 2012, and the amounts earned in 2010 were paid on February 18, 2011. See “Compensation Discussion and Analysis—Summary of Fiscal Year 2012 Executive Compensation Decisions - Annual Incentive” above.

(4)

Represents Company 401(k) matching contributions under the JetBlue Airways Retirement Plan in which all of our employees are eligible to participate, as well as life insurance premiums and, for Mr. Powers, the cost of a wellness physical. The 401(k) matching contribution for each of Mr. Barger, Mr. Powers, Mr, Hayes and Mr. Maruster was $12,500 and for Mr. Hnat, $1,500.

(5)

Mr. Powers was appointed Chief Financial Officer of JetBlue on April 26, 2012; he had been acting in an interim capacity since October 2011.

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GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information, as of December 31, 2012, concerning individual grants of equity and non-equity plan-based awards made to the named executive officers during the fiscal year ended December 31, 2012.

Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
		Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)
(a)	(b)	(c)	(d)	(e)	(i)	(l)
David Barger	2/14/2012	-	-	-	266,638	1,562,499
		150,000	300,000	600,000
Mark Powers	2/14/2012	-			96,418	537,490
		100,000	200,000	400,000
Robin Hayes	2/14/2012	-	-	-	130,119	762,497
		100,000	200,000	400,000
James Hnat	2/14/2012	-	-	-	59,726	349,994
		100,000	200,000	400,000
Robert Maruster	2/14/2012	-	-	-	100,255	587,494
		100,000	200,000	400,000

(1)

The threshold column reflects the minimum annual bonus award that would have been granted had we achieved minimum performance targets for 2012. The target column reflects the award granted if we were to achieve all of our 2012 performance targets (see “Compensation Discussion and Analysis—Annual Incentive Bonuses” above). The maximum column reflects awards that would have been payable for our 2012 performance had we exceeded all of our performance targets for the year. The payouts are based on performance goals established at the beginning of the year and are therefore completely at risk. The business measurements and performance goals for determining the payout are described in “Compensation Discussion and Analysis—Annual Incentive Bonuses” above. Actual payouts are reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”

(2)

Represents restricted stock units granted under our 2011 Incentive Compensation Plan. Subject to the named executive officers’ continued employment, these equity awards vest in a series of three equal annual installments commencing on the first anniversary of the grant date, subject to immediate vesting upon certain changes in control.

(3)

Represents total grant date fair value of restricted stock units as determined in accordance with FASB ASC Topic 718. Please refer to Note 7 to our consolidated financial statements in our 2012 annual report for further discussion related to the assumptions used in our valuations of restricted stock units.

On February 11, 2008, we entered into an employment agreement with David Barger, our Chief Executive Officer, which was amended in 2009 and again in 2010. As amended, the agreement has a term through February 11, 2015 and provides for an annual salary, effective as of February 1, 2009, of $600,000. The agreement provides that Mr. Barger is eligible to receive an annual incentive bonus at a target of 50% and a maximum of 100% of his base salary; a restricted stock unit award with a minimum target at a fair market value of $250,000, with a then minimum award of $0 and a maximum award of $500,000 (the maximum award is aimed at 2 times his salary, adjusted over time), depending on his performance against targets as set and reviewed by the Compensation Committee; as well as participation in the Company’s benefit plans available to its executive officers. (Mr. Barger received a supplemental grant of restricted stock units with a grant date fair value of $250,000 when his employment agreement was amended.) The agreement may be terminated for Cause (as defined below under “Potential Payments upon Termination or Change In Control”), or if he were to resign from the Company. See “—Agreements Governing Termination.”

None of Mr. Powers, Mr. Hayes, Mr. Hnat or Mr. Maruster have employment agreements with the Company.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information concerning all outstanding equity awards for each named executive officer at December 31, 2012.

Name	Grant Date	Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
		(b)(1)	(c)(1)	(e)(1)	(f)(1)	(g)	(h)(2)
David Barger	3/26/2004	27,000	-	15.80	3/26/2014	-	-
	9/1/2004	135,000	-	15.82	9/1/2014	-	-
	5/18/2005	27,000	-	14.753	5/18/2015	-	-
	5/18/2006	18,000	-	10.615	5/18/2016	-	-
	2/18/2010	-	-	-	-	19,788	113,187
	2/16/2011	-	-	-	-	82,919	474,297
	2/14/2012	-	-	-	-	266,638	1,525,169
Mark Powers	8/16/2006	9,000	-	10.365	8/16/2016	-	-
	8/15/2007	9,000	-	9.025	8/15/2017	-	-
	11/14/2007	13,500	-	7.790	11/14/2017	-	-
	2/18/2010	-	-	-	-	13,863	79,296
	2/16/2011	-	-	-	-	27,640	158,101
	2/14/2012	-	-	-	-	59,726	341,633
	6/14/2012	-	-	-	-	36,692	209,878
Robin Hayes	2/18/2010	-	-	-	-	25,745	147,261
	2/16/2011	-	-	-	-	38,696	221,341
	2/14/2012	-	-	-	-	130,119	744,281
James Hnat	2/10/2003	20,250	-	11.527	2/10/2013	-	-
	3/26/2004	9,000	-	15.800	3/26/2014	-	-
	5/18/2005	9,000	-	14.753	5/18/2015	-	-
	5/18/2006	13,500	-	10.615	5/18/2016	-	-
	5/16/2007	27,000	-	10.680	5/16/2017	-	-
	2/18/2010	-	-	-	-	17,823	101,948
	2/16/2011	-	-	-	-	38,696	221,341
	2/14/2012	-	-	-	-	59,726	341,633
Robert Maruster	8/17/2005	45,000	-	12.913	8/17/2015	-	-
	5/18/2006	13,500	-	10.615	5/18/2016	-	-
	5/16/2007	13,500	-	10.680	5/16/2017	-	-
	2/18/2010	-	-	-	-	17,823	101,948
	2/16/2011	-	-	-	-	38,696	221,341
	2/14/2012	-	-	-	-	100,255	573,459
(1) Please refer to the table below for the applicable vesting schedules of outstanding option and restricted stock unit awards.
Grant Date	Expiration Date	Vesting Schedule
2/10/2003	2/10/2013	20% in five equal annual installments beginning on February 1, 2004
3/26/2004	3/26/2014	One-third in three equal annual installments beginning on (1) August 17, 2004 for Mr. Barger and (2) March 26, 2005 for Mr. Hnat
9/1/2004	9/1/2014	20% in five equal annual installments beginning on August 24, 2004
5/18/2005	5/18/2015	One-third in three equal annual installments, beginning on May 18, 2006
8/17/2005	8/17/2015

Initially, 20% in five equal annual installments beginning on July 30, 2006; however, Mr. Maruster’s outstanding options were accelerated on December 9, 2005 as part of a Company-wide option acceleration prior to the effective date of SFAS 123(R). Mr. Maruster was not a named executive officer at the time of the acceleration; such officers’ options were not accelerated

5/18/2006	5/18/2016	One-third in three equal annual installments beginning on May 18, 2007
5/16/2007	5/16/2016	One-third in three equal annual installments beginning on May 16, 2008
11/14/2007	11/14/2017	One-third in three equal annual installments beginning on November 14, 2008
2/18/2010		One-third in three equal annual installments beginning on February 18, 2011
2/16/2011	--	One-third in three equal annual installments beginning on February 16, 2012
2/14/2012	--	One-third in three equal annual installments beginning on February 14, 2013
6/14/2012	--	One-third in three equal annual installments beginning on June 14, 2013

(2)

The value of these awards was calculated by using a share price of $5.72, the closing price of JetBlue’s common stock on December 31, 2012 multiplied by the number of shares of stock subject to the award.

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OPTION EXERCISES AND STOCK VESTED

The following table provides information concerning vesting of option awards and restricted stock unit awards during 2012 for each named executive officer:

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
David Barger	95,546	551,095
Mark Powers	41,478	242,507
Robin Hayes	63,487	370,988
James Hnat	55,566	324,967
Robert Maruster	58,919	340,153

Potential Payments upon Termination or Change In Control

Each of our named executive officers may receive various payments if his employment is terminated, depending on the grounds for the termination. Employment may be terminated in various ways, including the following:

•

Voluntary termination of employment by the named executive officer (with or without “good reason”);

•

Termination of employment by the Company (with or without “cause”);

•

Termination in the event of the disability or death of the named executive officer; and

•

Termination following a change in control of the Company.

In the table below, we provide estimates of the payments that our named executive officers would have received had their employment been terminated as of December 31, 2012.

Potential payments made to Mr. Barger upon the termination of his employment or upon a change in control are governed by the terms of his employment agreement with the Company and the benefit plans in which he participates. Since none of Mr. Powers, Mr. Hayes, Mr. Hnat or Mr. Maruster have employment agreements with the Company, potential payments to Messrs. Powers, Hayes, Hnat and Maruster upon the termination of their employment or upon a change in control are governed solely by the terms of the benefit plans in which they participate.

Agreements Governing Termination

Payments to Mr. Barger upon Termination

We have an employment agreement, as amended, with Mr. Barger, our Chief Executive Officer. See narrative disclosure to “Summary Compensation Table” and “Grants of Plan-Based Awards Table,” at page 42. Under Mr. Barger’s employment agreement, if the Company were to terminate Mr. Barger’s employment for Cause (as defined in the employment agreement), or if Mr. Barger were to resign from the Company, Mr. Barger would only be entitled to payment of unpaid base salary through and including the date of termination or resignation and any other amounts or benefits required to be paid or provided by law or under any plan, program, policy or practice of the Company. If, prior to the expiration of the employment term, Mr. Barger’s employment were terminated by the Company without Cause, the Company would (a) continue to pay Mr. Barger his base salary (at the rate in effect on the date Mr. Barger’s employment is terminated) until the end of the one year following his termination, (b) to the extent the Company’s performance goals were achieved, pay Mr. Barger a pro rata portion of his bonus for the year in which the termination of employment occurs on the date such bonus would have been payable to Mr. Barger had he remained employed by the Company, and (c) pay Mr. Barger any other accrued compensation and benefits. If, after termination of his employment without Cause, Mr. Barger were to breach any of the confidentiality, non-competition, non-solicitation or return of proprietary materials provisions contained in the agreement, he would forfeit, as of the date of such breach, all of the payments and benefits described in this paragraph. If Mr. Barger’s employment were terminated by reason of his death or Disability (as defined below), the Company would pay to Mr. Barger (or his estate, as applicable), his base salary through and including the date of termination and any other accrued compensation and benefits. For purposes of this agreement, “Cause,” means a conviction of or a plea of nolo contendere to any felony or a crime involving moral turpitude or dishonesty; fraud or breach of company policies that materially adversely affects JetBlue; intentional damage to JetBlue property or business; gross insubordination or incompetence; habitual neglect of his duties with JetBlue; or conduct that demonstrates gross unfitness to serve, including alcoholism or substance abuse. “Disability” means that Mr. Barger is (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (b) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.

Pursuant to Mr. Barger’s employment agreement, he has agreed to maintain the confidentiality of the Company’s non-public information and to not compete with the Company, directly or indirectly, without consent of the Board, for up to one year after his termination from the Company. In addition, for twelve months after the later of the date on which Mr. Barger ceases to be an employee of the Company, he has agreed not to interfere with our employee or customer relationships, solicit our employees or customers on behalf of persons competitive with the Company and must have returned all our proprietary materials.

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Payments to Other Named Executive Officers

As of December 31, 2012, we had no contractual obligations to make severance payments to any of our named executive officers other than Mr. Barger.

Arrangements Governing a Change in Control

Executive Change in Control Plan

On June 28, 2007, upon recommendation of the Compensation Committee, the Board approved and adopted the JetBlue Airways Corporation Executive Change in Control Severance Plan (the “Executive Plan”). A “change in control,” as defined in the Executive Plan, means: (i) a reorganization, merger, consolidation or other corporate transaction involving JetBlue, such that the stockholders of the Company immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting power of the Company in substantially the same proportions as their ownership, immediately prior to such business combination, of the voting securities of the Company; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets, or the consummation of a plan of complete liquidation or dissolution of the Company. The Executive Plan provides severance and welfare benefits to eligible employees who are involuntarily terminated from employment without cause or when they resign during the two-year period following a change in control for “Good Reason” (a “Qualifying Termination Event”). “Good Reason” means the termination of employment by an eligible employee because of any of the following events: (1) a 10% reduction by the Company (other than in connection with a Company-wide, across-the-board reduction), in (x) his or her annual base pay or bonus opportunity as in effect immediately prior to the change in control date or (y) his or her bonus opportunity or 12 times his or her average monthly salary, or as same may be increased from time to time thereafter; (2) a material reduction in the duties or responsibilities of the eligible employee from those in effect prior to the change in control; or (3) the Company requiring the eligible employee to relocate from the office of the Company where an eligible employee is principally employed immediately prior to the change in control date to a location that is more than 50 miles from such office of the Company (except for required travel on the Company’s business to an extent substantially consistent with such eligible employee’s customary business travel obligations in the ordinary course of business prior to the change in control date). For purposes of the Executive Plan, “cause” means a conviction of or a plea of nolo contendere to any felony or a crime involving moral turpitude or dishonesty; fraud or breach of company policies which materially adversely affects the Company; intentional damage to the Company’s property or business; habitual conduct that constitutes gross insubordination; or habitual neglect of his duties with the Company.

A named executive officer who incurs a Qualifying Termination Event will be entitled to receive two years of salary and two times his or her target bonus for the year in which termination occurs. In addition, each employee covered by the Executive Plan will be entitled to: (i) payment of his or her accrued but unused paid time off as of the date of termination; (ii) a pro rata portion of his or her annual bonus for the year in which termination occurs; and (iii) payment for certain unreimbursed relocation expenses incurred by him or her (if any). Each employee covered by the Executive Plan who incurs a Qualifying Termination Event will also be entitled to receive reimbursement for all costs incurred in procuring health and dental care coverage for such employee and his or her eligible dependents under COBRA. Such reimbursements will be made for 18 months for our named executive officers. During the reimbursement period, if an eligible employee becomes covered under group health and dental care plans providing substantially comparable benefits to those provided to similarly situated active employees of the Company, then the Company’s COBRA reimbursement payments will be eliminated. In addition, named executive officers are eligible for flight benefits for two years following a Qualifying Termination Event.

With respect to named executive officers, the Executive Plan also contains an excise tax gross-up provision whereby if such employees incur any excise tax by reason of his or her receipt of any payment that constitutes an excess parachute payment, as defined in Section 280G of the Code, the employee will be entitled to a gross-up payment in an amount that would place him or her in the same after-tax position he or she would have been in had no excise tax applied.

The Executive Plan may be amended or terminated by the Company at any time prior to a change in control. In addition, under the terms of the Executive Plan, the Board is required to reconsider the terms of the plan within the 90-day period immediately prior to the third anniversary of its adoption in light of then-current market practices. Such reconsideration took place in September 2010 and the Board made no changes to the Executive Plan in light of the then ongoing industry changes.

Potential payments upon a change in control under the Executive Plan are estimated in the table below captioned “Potential Payments Upon Termination.”

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Payments in Connection with our Amended and Restated 2002 Stock Incentive Plan

In addition to the above, our Amended and Restated 2002 Stock Incentive Plan provides for immediate vesting of various equity grants in the event of a change in control. The phrase “change in control,” as used in the plan, means any of the following: a change in ownership or control of the Company effected through a merger, consolidation or other reorganization approved by our stockholders (unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned our outstanding voting securities immediately prior to such transaction); the sale, transfer or other disposition of all or substantially all of our assets in a liquidation or dissolution; or the acquisition, directly or indirectly by any person or group of persons unaffiliated with us, of beneficial ownership of securities possessing more than 50% of the total combined voting power of our outstanding securities pursuant to a tender or exchange offer made to our stockholders.

Potential payments upon a change in control under the Amended and Restated 2002 Stock Incentive Plan are provided in the table below captioned “Potential Payments Upon Termination.”

Payments in Connection with our 2011 Incentive Compensation Plan

Under the 2011 Incentive Compensation Plan, a change in control of the Company will have no effect on outstanding awards under the plan that the Board of Directors or the Compensation Committee determines will be honored or assumed or replaced with new rights by a new employer (referred to as an alternative award), so long as the alternative award (i) is based on securities that are, or within 60 days after the change in control will be, traded on an established United States securities market; (ii) provides the holder with rights and entitlements (such as vesting and timing or methods of payment) that are at least substantially equivalent to the rights, terms and conditions of the outstanding award; (iii) has an economic value that is substantially equivalent to that of the outstanding award; (iv) provides that if the holder’s employment with the new employer terminates under any circumstances, other than due to termination for cause or resignation without good reason, within 18 months following the change in control (or prior to a change in control, but following the date on which we agree in principle to enter into that change in control transaction), (1) any conditions on the holder’s rights under, or any restrictions on transfer or exercisability applicable to, the alternative award will be waived or will lapse in full, and the alternative award will become fully vested and exercisable, and (2) the alternative award may be exercised until the later of (a) the last date on which the outstanding award would otherwise have been exercisable, and (b) the earlier of (I) the third anniversary of the change in control and (II) expiration of the term of the outstanding award; and (v) will not subject the holder to additional taxes or interest under section 409A of the Code.

If the Board of Directors or the Compensation Committee does not make this determination with respect to any outstanding awards, then (i) the awards will fully vest and become non-forfeitable and exercisable immediately prior to the change in control; (ii) the Board of Directors or the Compensation Committee will provide that in connection with the change in control (1) each outstanding option and SAR will be cancelled in exchange for an amount equal to the fair market value of our common stock on the change in control date, reduced by the option exercise price or grant price of the option or SAR, (2) each outstanding share of restricted stock, restricted stock unit and any other award denominated in shares will be cancelled in exchange for an amount equal to the number of shares covered by the award multiplied by the price per share offered for our common stock in the change in control transaction, or, in some cases, the highest fair market value of the common stock during the 30 trading days preceding the change in control date, and (3) any outstanding award not denominated in shares, including any award the payment of which was deferred, will be cancelled in exchange for the full amount of the award; (iii) the target performance goals applicable to any outstanding awards will be deemed to be fully attained, unless actual performance exceeds the target, in which case actual performance will be used, for the entire performance period then outstanding; and (iv) the Board of Directors or the Compensation Committee may otherwise adjust or settle outstanding awards as it deems appropriate, consistent with the plan’s purposes.

The phrase “change in control,” as used in the plan, means, very generally, any of the following: (a) the acquisition by certain persons of voting securities representing 30% or more of our common stock or of the combined voting power of all of our voting securities, (b) certain changes in the majority of the members of our Board of Directors, (c) certain corporate transactions, such as a merger, reorganization, consolidation or sale of substantially all of our assets, that result in certain changes to the composition of our stockholders, or (d) a complete liquidation or dissolution of JetBlue.

Potential payments upon a change in control under the 2011 Incentive Compensation Plan are provided in the table below captioned “Potential Payments Upon Termination.”

Potential Payments Upon Termination

The table below sets forth potential benefits that each named executive officer would be entitled to receive upon termination of employment under the various circumstances outlined above. The amounts shown in the table are the amounts that would have been payable under existing plans and arrangements if the named executive officer’s employment had terminated at December 31, 2012. Values for stock option and restricted stock unit grants are based on our common stock closing price of $5.72 on the NASDAQ Global Select Market on December 31, 2012. The table below does not include amounts to which the named executive officers would be entitled that are already described in the other compensation tables appearing earlier in this proxy statement, including the value of equity awards that have already vested. The actual amounts that would be payable in these circumstances can only be determined at the time of the executive’s termination or a change in control and accordingly, may differ from the estimated amounts set forth in the table below.

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	Multiple of Base Salary and Target Bonus ($)(1)	Pro-Rata Annual Bonus ($)(2)	Accelerated Vesting of Stock Options ($)(3)	Accelerated Vesting of RSUs ($)	All Other Compensation(6)	Estimated Tax Gross-Up ($)(7)	Total ($)
David Barger
Termination by the Company without “cause”	600,000	276,300	-	-	-	-	876,300
Termination for any reason other than without cause(8)	-		-	-	-	-	-
Qualifying Termination after Change of Control (double trigger)(9)(5)	1,800,000	300,000	-	1,525,169	97,638		3,722,807
Change of Control without termination (single trigger)(4)	-	-	-	587,484	-	-	587,484
Mark Powers
Qualifying Termination after Change of Control (double trigger)(9)(5)	1,200,000	200,000	-	551,511	136,700	-	2,088,211
Change of Control without termination (single trigger)(4)	-	-	-	237,397	-	-	237,397
Robin Hayes
Qualifying Termination after Change of Control (double trigger)(9)(5)	1,200,000	200,000	-	744,281	114,365	-	2,258,646
Change of Control without termination (single trigger)(4)	-	-	-	368,603	-		368,603
James Hnat
Qualifying Termination after Change of Control (double trigger)(9)(5)	1,200,000	200,000	-	341,633	97,638	-	1,839,271
Change of Control without termination (single trigger)(4)	-	-	-	323,289			323,289
Robert Maruster
Qualifying Termination after Change of Control (double trigger)(8)(5)	1,200,000	200,000	-	573,458	114,467	-	2,087,925
Change of Control without termination (single trigger)(4)	-	-	-	323,289			323,289

(1)

As of December 31, 2012, we had no contractual obligations to make any severance payments to our named executive officers, other than Mr. Barger under the terms of his employment agreement. Under the Executive Plan, a named executive officer who incurs a Qualifying Termination Event would be entitled to receive: two years of salary and two times his or her target bonus for the year in which termination occurs.

(2)

Represents target annual bonus for the year in which termination occurs, which is payable under the Executive Plan and is not pro-rated because termination is assumed for purposes of this table to occur on December 31, 2012. Under the Executive Plan, a named executive officer who incurs a Qualifying Termination Event would also be entitled to receive: a pro rata portion of his or her annual bonus for the year in which termination occurs. The bonus amount represented is not pro-rated because termination is assumed, for purposes of this table, to occur on December 31, 2012.

(3)

All outstanding stock options held by named executive officers as of December 31, 2012 were fully vested and had an exercise price greater than the closing stock price on the last fiscal day of 2012 and therefore, have zero value at December 31, 2012.

(4)

Assumes accelerated vesting of 102,707 restricted stock units for Mr. Barger, 41,503 restricted stock units for Mr. Powers, 64,441 restricted stock units for Mr. Hayes, 56,519 restricted stock units for each Mr. Hnat and Mr. Maruster, at the closing stock price on the last business day of 2012 under the 2002 Stock Incentive Plan.

(5)

Assumes accelerated vesting of 266,638 RSUs for Mr. Barger, 96,418 RSUs for Mr. Powers, 130,119 RSUs for Mr. Hayes, 59,726 RSUs for Mr. Hnat, and 100,255 RSUs for Mr. Maruster at the closing stock price on the last business day of 2012 under the 2011 Incentive Compensation Plan.

(6)

Each employee covered by the Executive Plan would be entitled to payment for certain unreimbursed relocation expenses incurred by him or her (if any). Each employee covered by the Executive Plan who incurs a Qualifying Termination Event would also be entitled to receive reimbursement for all costs incurred in procuring health and dental care coverage for such employee and his or her eligible dependents under COBRA. Such reimbursements would be made for 18 months for our named executive officers. During the reimbursement period, if an eligible employee were to become covered under group health and dental care plans providing substantially comparable benefits to those provided to similarly situated active employees of the Company, then the aforementioned COBRA reimbursement payments would be eliminated. All other compensation includes $75,000 in outplacement services and $14,800 in flight benefits for each of the named executive officers listed above. Also includes medical coverage in the amount of $7,838 for Mr. Barger and Mr. Hnat, $24,565 for Mr. Hayes, $24,667 for Mr. Maruster, and $46,900 for Mr. Powers.

(7)

Under Sections 280G and 4999 of the Code, a 20% excise tax is imposed upon individuals who receive payments upon a change in control to the extent the payments received by them exceed an amount approximating three times their average annual compensation, as discussed above under “Compensation Discussion and Analysis – Tax and Accounting Impact.” As discussed above under “Potential Payments upon Termination or Change In Control - Arrangements Governing a Change in Control -- Executive Change of Control Plan,” under our Executive Plan, we provide for tax “gross-up” payments to cover the cost of this excise tax.

(8)

Under Mr. Barger’s employment agreement, had Mr. Barger’s employment been terminated for any other reason than without Cause by the Company, Mr. Barger would not have been entitled to any additional compensation other than the amount of salary he had earned prior to the date of termination. The definition of “Cause,” as used in the Barger Employment Agreement, means a conviction of or plea of nolo contendere to any felony or a crime involving moral turpitude or dishonesty; fraud or breach of company policies that materially adversely affects JetBlue; intentional damage to JetBlue property or business; gross insubordination or incompetence; habitual neglect of his duties with JetBlue; or conduct that demonstrates gross unfitness to serve, including alcoholism or substance abuse.

(9)

Potential payments to each of Mr. Hayes, Hnat, Maruster and Powers upon the termination of their employment or upon a change in control are governed by the terms of the benefit plans in which they participate, including the Executive Change in Control Plan, the Amended and Restated 2002 Stock Incentive Plan and the 2011 Incentive Compensation Plan. None of Mr. Hayes, Mr. Hnat, Mr. Maruster, and Mr. Powers have employment agreements with the Company.

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In 2013, JetBlue adopted a policy that affirmatively states that JetBlue Airways Corporation, going forward, will not make or promise to make to its senior executives any tax gross up payments except for those provided pursuant to a plan, policy or arrangement applicable to management employees generally, other than any tax gross up payments pursuant to existing contractual obligations or the terms of any compensation or benefit plan currently in effect. For this purpose, a “gross up” would be defined as any payment to or on behalf of a senior executive the amount of which is calculated by reference to his or her estimated tax liability.

Compensation and Risk

Our Compensation Committee regularly conducts risk assessments to determine the extent, if any, to which our compensation practices and programs may create incentives for excessive risk taking. Based on these reviews, we believe that for the substantial majority of our employees the incentive for risk taking is low, because their compensation consists largely of fixed cash salary and a cash bonus that has a capped payout. Furthermore, the majority of these employees do not have the authority to take action on our behalf that could expose us to significant business risks.

In 2012, as part of its assessment, the Compensation Committee reviewed the cash and equity incentive programs for senior executives and concluded that certain aspects of the programs actually reduce the likelihood of excessive risk taking. These aspects include the use of long-term equity awards to create incentives for senior executives to work for long-term growth of the Company, clawback policies, limiting the incentive to take excessive risk for short-term gains by imposing caps on annual bonuses, requiring compliance with our Code of Business Conduct and giving the Compensation Committee the power to reduce discretionary bonuses.

For these reasons, we do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on us.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	20,619,805	$12.77	94,216,876
Equity compensation plans not approved by security holders	—	—	—
TOTAL	20,619,805	$12.77	94,216,876
See Note 7 to our consolidated financial statements for further information regarding the material features of the above plans.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the rules promulgated thereunder require our executive officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish to us copies of all such filings. Based solely upon our review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company is not aware of any instances of noncompliance with the Section 16(a) filing requirements by any director, executive officer or beneficial owner of more than ten percent of any class of the Company’s equity securities during the year ended December 31, 2012, except for one inadvertent untimely filing on Form 4 for Mr. Daniels and one inadvertent untimely Form 4 filing for Mr. Powers. All of the filings have been made.

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OTHER MATTERS

As of the date of this proxy statement, we do not know of any other matters that may be presented for consideration at the annual meeting other than the items set forth in the notice of annual meeting above. If any other matter is properly brought before the annual meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2014 Annual Meeting

Pursuant to our Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote at the meeting, who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the Bylaws about the stockholder and the proposed action). To be timely, the notice must not be received earlier than January 9, 2014 (120 days prior to May 9, 2014, the one year anniversary of the Annual Meeting), nor later than February 8, 2014 (90 days prior to May 9, 2014). The notice must contain the information required by our Bylaws.

The foregoing Bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules and referred to in the paragraph below. Pursuant to Rule 14a-8, stockholder proposals intended to be included in our proxy statement and voted on at our 2014 annual meeting must be received at our offices at Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101, on or before November 27, 2013.

A copy of our Bylaws is available upon request to: Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, NY 11101. The officer presiding at the meeting may exclude matters that are not properly presented in accordance with these requirements.

Annual Report to Stockholders

The fiscal 2012 Annual Report to Stockholders (which is not a part of our proxy soliciting materials), is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the notice of internet availability of proxy materials, this proxy statement and our fiscal 2012 Annual Report to Stockholders are available at our website at www.jetblue.com. Additionally, and in accordance with SEC rules, you may access our proxy statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10-K filed with the SEC will be provided to stockholders without charge upon written request directed to our General Counsel, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, NY 11101. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing.

By Order of the Board of Directors,
James G. Hnat
General Counsel and Corporate Secretary

March 27, 2013

Long Island City, New York

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Appendix A  AMENDED AND RESTATED JETBLUE AIRWAYS CORPORATION 2011 CREWMEMBER STOCK PURCHASE PLAN

I.    PURPOSE OF THE PLAN

This Amended and Restated crewmember Stock Purchase Plan is intended to promote the interests of JetBlue Airways Corporation, a Delaware corporation, by providing eligible crewmembers with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll deduction-based employee stock purchase plan designed to qualify under Section 423 of the Code.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.    ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Plan Administrator. The Plan Administrator shall have full discretionary authority to interpret and construe any provision of the Plan, to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423 and all such authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan. Subject to applicable laws, rules, and regulations, the Plan Administrator may, in its discretion, from time to time, delegate all or any part of its responsibilities and powers under the Plan to any employee or group of employees of the Corporation or any Participating Corporation, and revoke any such delegation. Notwithstanding the foregoing, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights, duties and responsibilities of the Plan Administrator under the Plan, including, but not limited to, establishing procedures to be followed by the Plan Administrator.

III.    STOCK SUBJECT TO PLAN

A.

The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 8,000,000 shares.

B.

In the event of any of the following transactions affecting the Common Stock: any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other similar change affecting the outstanding Common Stock, or a merger, consolidation, acquisition of property or shares, spin-off, other distribution of stock or property (including any extraordinary cash or stock dividend), or liquidation or other similar event affecting the Corporation or a subsidiary of the Corporation, then equitable adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants on any one Purchase Date, and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right. The adjustments shall be made in such manner as the Plan Administrator deems appropriate in order to prevent the dilution or enlargement of benefits under the outstanding purchase rights, and such adjustments shall be final, binding and conclusive on the holders of those rights.

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IV.    OFFERING PERIODS

A.

Shares of Common Stock shall be offered for purchase under the Plan through a series of overlapping offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

B.

Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date of such offering period. Unless otherwise determined by the Plan Administrator, offering periods shall commence at semi-annual intervals on the first day of May and November each year over the term of the Plan, and, accordingly, two (2) separate offering periods shall commence in each calendar year the Plan remains in existence. Unless otherwise determined by the Plan Administrator prior to the start of such offering period, each offering period shall have a maximum duration of six (6) months.

C.

Each offering period shall consist of a series of one or more successive Purchase Intervals. Unless otherwise determined by the Plan Administrator, Purchase Intervals shall run from the first day in May to the last day in October each year and from the first day in November each year to the last day in April in the following year. Each offering period will consist of one Purchase Interval, unless the duration of that offering period exceeds six (6) months.

V.    ELIGIBILITY; ENROLLMENT

A.

Each individual who is an Eligible Crewmember on the start date of any offering period under the Plan may enter that offering period on such start date. However, an Eligible Crewmember may participate in only one offering period at a time.

B.

An Eligible Crewmember must, in order to participate in the Plan for a particular offering period, enroll online in the manner and through the website designated by the Corporation (including a payroll deduction authorization), and file with the Plan Administrator (or its designate) any forms prescribed by it, on or before the start date of that offering period.

C.

With respect to each succeeding offering period, a Participant shall be deemed (i) to have elected to participate in such immediately succeeding offering period, and (ii) to have authorized the same payroll deduction for such immediately succeeding offering period as was in effect for the Participant immediately prior to the commencement of such succeeding offering period, unless (1) such Participant elects otherwise prior to the start date of such succeeding offering period, in accordance with Section VI.A, (2) such Participant withdraws from the Plan prior to the commencement of such succeeding offering period in accordance with Section VII.H or (3) on the start date of such succeeding offering period, such Participant is no longer an Eligible Crewmember.

D.

Notwithstanding the provisions of Section V.C to the contrary, with respect to the first offering period that begins after the amendments to the Plan adopted by the Board and approved by the shareholders in 2013 as described in Section IX.A, any Eligible Crewmember must, in order to participate in the Plan for such offering period, enroll in accordance with Section V.B.

VI.    PAYROLL DEDUCTIONS

A.

The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

(i)

Using the online authorization process designated for this purpose by the Corporation in accordance with Section V.B, the Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as administratively possible after the date of such online authorization. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

(ii)

Using the online authorization process designated for this purpose by the Corporation in accordance with Section V.B, the Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the date of such online authorization.

B.

Payroll deductions from after-tax Cash Earnings shall begin on the first pay day administratively feasible following the start date of the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

C.

Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

D.

The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

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VII.    PURCHASE RIGHTS

A.

Grant of Purchase Rights. A Participant shall be granted a separate purchase right for each offering period in which he or she is enrolled. The purchase right shall be granted on the start date of the offering period and shall provide the Participant with the right to purchase shares of Common Stock, at the end of each Purchase Interval within that offering period, upon the terms set forth below.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Crewmember if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

B.

Exercise of the Purchase Right. Each purchase right shall be automatically exercised on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

C.

Tax Withholding. At the time a Participant’s purchase right is granted or exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Common Stock he or she purchases under the Plan, the Participant shall make adequate provision for the federal, state, local and non-United States tax withholding obligations, if any, of the Corporation and/or any other applicable Participating Corporation which arise upon grant or exercise of such purchase right or upon such disposition of shares, respectively. The Corporation and/or applicable Participating Corporation may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

D.

Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within a particular offering period in which he or she is enrolled shall be equal to the Applicable Percentage of the Fair Market Value per share of Common Stock on such Purchase Date. The Applicable Percentage with respect to each Purchase Interval shall be 85% unless and until such Applicable Percentage is increased by the Plan Administrator, in its discretion, provided that any such increase in the Applicable Percentage with respect to a given Purchase Interval must be established prior to the commencement of the enrollment process for such Purchase Interval.

E.

Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the particular offering period in which he or she is enrolled shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 3,375 shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. In addition, the maximum number of shares of Common Stock purchasable in total by all Participants in the Plan on any one Purchase Date shall not exceed 1,350,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant and in total by all Participants enrolled in that particular offering period on each Purchase Date which occurs during that offering period.

F.

Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be refunded as soon as administratively possible. Additionally, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in total by all Participants on the Purchase Date or any other reason shall be refunded as soon as administratively possible.

G.

Suspension of Payroll Deductions. In the event that a Participant is, by reason of the accrual limitations in Article VIII, precluded from purchasing additional shares of Common Stock on one or more Purchase Dates during the offering period in which he or she is enrolled, then no further payroll deductions shall be collected from such Participant with respect to those Purchase Dates. The suspension of such deductions shall not terminate the Participant’s purchase right for the offering period in which he or she is enrolled, and payroll deductions shall automatically resume on behalf of such Participant once he or she is again able to purchase shares during that offering period in compliance with the accrual limitations of Article VIII.

H.

Withdrawal from Offering Period. The following provisions shall govern the Participant’s withdrawal from an offering period:

(i)

Using the online authorization process designated for this purpose by the Corporation in accordance with Section V.B, a Participant may withdraw from the offering period in which he or she is enrolled at any time prior to 10 days before the next scheduled Purchase Date, and no further payroll deductions shall be collected from the Participant with respect to that offering period. Any payroll deductions collected during the Purchase Interval in which such withdrawal occurs shall, be held for the purchase of shares on the next Purchase Date, unless the Participant elects at the time of such withdrawal, in accordance with any policies established by the Plan Administrator, to have such payroll deductions refunded as soon as administratively possible.

(ii)

The Participant’s withdrawal from a particular offering period shall be irrevocable, and the Participant may not subsequently rejoin that offering period at a later date. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan in accordance with Section V.B) on or before the start date of that offering period.

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I.

Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

(i)

Should the Participant cease to remain an Eligible Crewmember for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded.

(ii)

However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until 10 days before the next Purchase Date, to withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval. Should the Participant not exercise this right, such funds shall be held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. Payroll deductions under the Plan shall continue with respect to any Cash Earnings received by a Participant while he or she is on an unpaid leave of absence, unless the Participant elects to withdraw from the offering period in accordance with Section VII.H above. Upon the Participant’s return to active service (x) within three (3) months following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant has reemployment rights with the Corporation provided by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. Notwithstanding the foregoing provisions of this Section VII.I(ii), if such period of a Participant’s leave of absence exceeds the applicable time period described in clauses (x) and (y) of the preceding sentence, then the Plan Administrator may at any time prior to the next Purchase Date cause such Participant’s outstanding purchase rights to terminate and all of the Participant’s payroll deductions for the Purchase Interval in which such purchase rights so terminate to be immediately refunded. An individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period will be treated as a new Eligible Crewmember for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (in accordance with Section V.B) on or before the start date of any subsequent offering period in which he or she wishes to participate.

J.

Change in Control. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to Applicable Percentage of the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control.

However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date.

The Corporation shall use its best efforts to provide at least ten (10) days prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

Notwithstanding the foregoing provisions of this Section VII.J to the contrary, the Plan Administrator may in its discretion determine that any outstanding purchase rights shall be terminated prior to the effective date of a Change in Control, in which case all payroll deductions for the Purchase Interval in which such purchase rights are terminated shall be promptly refunded.

K.

Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan or the limit on the maximum number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date pursuant to Section VII.D, the Plan Administrator shall make a pro-rata allocation of the shares available or purchasable on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

L.

Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

M.

Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII.    ACCRUAL LIMITATIONS

A.

No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000.00) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

B.

For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

(i)

The right to acquire Common Stock under each outstanding purchase right shall accrue in one or more installments on each successive Purchase Date during the offering period in which such right remains outstanding.

(ii)

No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000.00) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

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C.

If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions that the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

D.

In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX.    EFFECTIVE TIME AND TERM OF THE PLAN

A.

Prior to amendment and restatement as set forth herein, the Plan was adopted by the Board on April 13, 2011, and became effective on May 26, 2011, which is the date on which the Plan was approved by the affirmative vote of the holders of a majority of the shares of Common Stock which were present or represented and entitled to vote and voted at the Corporation’s 2011 annual meeting (the “Effective Time”). The amendments to the Plan, as amended and restated hereby, were adopted by the Board on March 20, 2013, and shall become effective upon the date of such adoption, provided that the amendments to Sections VII.D (“Purchase Price”) and VII.J (“Change in Control”) of the Plan shall become effective upon the date on which such amendments are approved by the affirmative vote of a majority of the shares of Common Stock which are present or represented and entitled to vote and voted at a meeting, which approval must occur within the period ending twelve (12) months before or after the date the Plan is adopted by the Board. If such approval is not obtained, such amendments to Sections VII.D and VII.J shall be void ab initio and of no force or effect. However, the Plan (as in effect without regard to such amendments to Sections VII.C and VII.J) shall continue in full force and effect.

B.

Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in April 2021, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan, and (iii) the date on which all purchase rights are exercised in connection with a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

C.

From and after the Effective Time, no further grants shall be made under the JetBlue Airways Corporation Crewmember Stock Purchase Plan, as in effect immediately prior to the Effective Time (the “Prior Plan”); however, any purchase rights outstanding under the Prior Plan before the Effective Time shall continue in effect in accordance with their terms.

X.    AMENDMENT AND TERMINATION OF THE PLAN

A.

The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval.

B.

In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation’s stockholders: (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan, (iii) modify the eligibility requirements for participation in the Plan, or (iv) any other amendment requiring stockholder approval under any applicable law, regulation or rule.

C.

The Board may at any time terminate an offering period then in progress and provide that Participants’ then outstanding payroll deductions shall be promptly refunded.

XI.    GENERAL PROVISIONS

A.

All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

B.

Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

C.

The provisions of the Plan shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

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Schedule A  Corporations Participating in 2011 Crewmember Stock Purchase Plan As of the Effective Time

JetBlue Airways Corporation

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APPENDIX

The following definitions shall be in effect under the Plan:

A.

Board shall mean the Corporation’s Board of Directors.

B.

Cash Earnings shall mean (i) the regular base salary paid or wages to a Participant by one or more Participating Companies during such individual’s period of participation in one or more offering periods under the Plan plus (ii) all overtime payments, bonuses, commissions, profit-sharing distributions or other incentive-type payments received during such period. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings, or (B) any contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall not include any non-cash items, severance or notice pay, income attributable to stock options or other stock-based compensation or contributions made by the Corporation or any Corporate Affiliate on the Participant’s behalf to any crewmember benefit or welfare plan now or hereafter established (other than Code Section 401(k) or Code Section 125 contributions deducted from such Cash Earnings).

C.

Change in Control shall mean the occurrence of any of the following:

(i)

Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Corporation (the “Outstanding Corporation Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that, for purposes of this Section 2(h), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Affiliate or (iv) any acquisition by any corporation pursuant to a transaction that complies with Sections C(iii)(1), C(iii)(2) and C(iii)(3) below;

(ii)

Any time at which individuals who, as of the Effective Time, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Time whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)

Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Corporation or any Affiliate, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or stock of another entity by the Corporation or any Affiliate (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(iv)

The consummation of a plan of complete liquidation or dissolution of the Corporation.

D.

Code shall mean the Internal Revenue Code of 1986, as amended.

E.

Common Stock shall mean the Corporation’s common stock.

F.

Corporate Affiliate shall mean (i) any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established, and, (ii) solely for purposes of the definition of Change in Control, any Person that directly or indirectly controls, is controlled by or is under common control with the Corporation. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

G.

Corporation shall mean JetBlue Airways Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of JetBlue Airways Corporation that shall by appropriate action adopt the Plan.

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H.

Effective Time shall have the meaning given such term in Section IX.A. Any Corporate Affiliate that becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its Eligible Crewmember-Participants (except with respect to the definition of Change in Control).

I.

Eligible Crewmember shall mean any person who is paid remuneration for services rendered as an employee of one or more Participating Corporations.

J.

Exchange Act shall mean the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

K.

Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions: if the Common Stock is listed on a national securities exchange, as of any given date, the closing price for the Common Stock on such date on the Stock Exchange, or if the Common Stock is not traded on the Stock Exchange on such measurement date, then on the next preceding date on which shares of Common Stock are traded, all as reported by such source as the Plan Administrator may select. If the Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by the Plan Administrator in its good faith discretion.

L.

1933 Act shall mean the Securities Act of 1933, as amended.

M.

Participant shall mean any Eligible Crewmember of a Participating Corporation who is actively participating in the Plan.

N.

Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Crewmembers. The Participating Corporations in the Plan are listed in attached Schedule A.

O.

Plan shall mean the Corporation’s Amended and Restated 2011 Crewmember Stock Purchase Plan, as set forth in this document.

P.

Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

Q.

Purchase Date shall mean the last business day of each Purchase Interval.

R.

Purchase Interval shall mean each successive six (6)-month period within a particular offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

S.

Stock Exchange shall mean the Nasdaq Stock Exchange or such other securities exchange or inter-dealer quotation system as may at the applicable time be the principal market for the Common Stock.

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jetBlue

JETBLUE AIRWAYS CORPORATION
27-01 QUEENS PLAZA NORTH
LONG ISLAND CITY, NY 11101
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M56562-P33511 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JETBLUE AIRWAYS CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. David Barger	☐	☐	☐
1b. Jens Bischof	☐	☐	☐
1c. Peter Boneparth	☐	☐	☐
1d. David Checketts	☐	☐	☐
1e. Virginia Gambale	☐	☐	☐
1f. Stephan Gemkow	☐	☐	☐
1g. Ellen Jewett	☐	☐	☐
1h. Stanley McChrystal	☐	☐	☐
1i. Joel Peterson	☐	☐	☐
1j. Ann Rhoades	☐	☐	☐
1k. Frank Sica	☐	☐	☐
1l. Thomas Winkelmann	☐	☐	☐
2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐
3. To approve an amendment to the Jetblue Airways Corporation 2011 Crewmember Stock Purchase Plan to change the purchase price formula.	☐	☐	☐
4. To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

For address changes and for comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

NOTE: Certification: Pursuant to federal law and JetBlue's certificate of incorporation and bylaws, voting stock is subject to certain foreign ownership restrictions. By signing below, you represent that you are a United States citizen as that term is defined by the Federal Aviation Act or that the shares of stock represented by this Proxy have been registered on the Foreign Stock Record of the Company.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

ADMISSION TICKET
(non transferable)

jetBlue AIRWAYS®

2013 ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 9, 2013
10:00 a.m. EDT
Registration begins at 9:00 a.m. EDT
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, New York

If you plan to attend the Annual Meeting, please present this admission ticket along with a government-issued photo identification to gain admittance to the meeting. This ticket admits only the stockholder listed at the top right of this card and one (1) guest and is not transferable.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 9, 2013:
The Notice, Proxy Statement and 2012 Annual Report are available at www.proxyvote.com.

M56563-P33511

JETBLUE AIRWAYS CORPORATION
Annual Meeting of Stockholders
May 9, 2013 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Mark Powers and James Hnat, together and separate, as proxies, each with power of substitution, to vote and act at the Annual Meeting of Stockholders to be held at JetBlue Airways Corporation corporate headquarters, 27-01 Queens Plaza North, Long Island City, New York at 10:00 a.m. Eastern Time on May 9, 2013, and at any postponements or adjournments thereof, upon and with respect to the number of shares of Common Stock of the Company as to which the undersigned may be entitled to vote or act in the manner directed on the reverse side of this card. The shares represented by this proxy, when executed properly, will be voted in the manner directed herein. If any other matters properly come before the meeting, the undersigned instructs such proxies, or their substitutes, to vote in such a manner as they may determine in their discretion. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted "FOR" all nominees for director, "FOR" proposals 2, 3 and 4 and in the discretion of the named proxies as to any other matter that may properly come before this meeting or any postponement or adjournment thereof.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE THROUGH THE TELEPHONE OR BY THE INTERNET. If you vote by telephone or the Internet, please DO NOT mail back this proxy card. Thank you for your vote.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side